Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 11, 2011

TO THE STOCKHOLDERS OF INTERNATIONAL RECTIFIER CORPORATION:

        Notice is hereby given that the 2011 annual meeting (the "Meeting") of the stockholders of International Rectifier Corporation (the "Company") will be held at The Belamar Hotel, located at 3501 Sepulveda Boulevard, Manhattan Beach, California 90266 on Friday, November 11, 2011, at 9:00 a.m. (California time) for the following purposes:

        1.    Election of Directors.    To elect three directors, whose names appear below, to hold office for a term ending at the 2012 annual meeting of stockholders. The Board of Directors' nominees are Richard J. Dahl, Dr. Dwight W. Decker and Dr. Rochus E. Vogt.

        2.    Approval of the 2011 Performance Incentive Plan.    To vote on a proposal to approve a new stock incentive plan, the International Rectifier Corporation 2011 Performance Incentive Plan.

        3.    Advisory Vote to Approve Executive Compensation.    To hold an advisory vote on the compensation of the Company's named executive officers.

        4.    Frequency of Future Advisory Votes on Executive Compensation.    To hold an advisory vote on the frequency of future advisory votes regarding the Company's executive compensation program.

        5.    Ratification of the Appointment of Independent Registered Public Accounting Firm.    To vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2012.

        6.    Other Business.    To transact such other business properly presented at the Meeting or any postponement or adjournment thereof. Only persons who are stockholders of record at the close of business on September 16, 2011 (the "Stockholders") are entitled to notice of and to vote, in person or by proxy, at the Meeting or any adjournment or postponement thereof. For a period of at least ten days prior to the Meeting, a complete list of Stockholders will be open for examination by any stockholder during ordinary business hours at the Company's executive offices at 101 North Sepulveda Boulevard, El Segundo, California 90245. The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting, and Stockholders are encouraged to read it in its entirety.

        As permitted under rules adopted by the Securities and Exchange Commission, instead of mailing printed copies of its proxy materials to all Stockholders, the Company is sending to Stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Company's proxy materials via the Internet or how to receive a copy by mail, as well as how to vote by proxy over the Internet.

        Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

        IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO VOTE BY PROXY, BY TELEPHONE, BY THE INTERNET, OR BY SIGNING AND RETURNING A PRINTED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

By Order of the Board of Directors, INTERNATIONAL RECTIFIER CORPORATION

Timothy E. Bixler, Secretary

September 30, 2011
El Segundo, California

PROXY STATEMENT

2011 ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 11, 2011

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of International Rectifier Corporation for use at the 2011 Annual Meeting of Stockholders (the "Meeting") to be held on Friday, November 11, 2011, at The Belamar Hotel, located at 3501 Sepulveda Boulevard, Manhattan Beach, 90266 California at 9:00 a.m. (California time) and at any adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of 2011 Annual Meeting of Stockholders. Only stockholders of record (the "Stockholders") at the close of business on the record date, September 16, 2011, are entitled to notice of and to vote, in person or by proxy, at the Meeting or any adjournment or postponement thereof. As used in this Proxy Statement, the terms "Company," "International Rectifier," "we," "us," and "our" refer to International Rectifier Corporation.

        The purpose of the Meeting is to consider and vote on the following proposals:

        1.    Election of Directors.    To elect three directors to hold office for a term ending at the 2012 annual meeting of stockholders. The names of the candidates nominated by the Board based upon the recommendation of the Corporate Governance and Nominating Committee are Richard J. Dahl, Dr. Dwight W. Decker and Dr. Rochus E. Vogt.

        2.    Approval of the 2011 Performance Incentive Plan.    To vote on a proposal to approve a new stock incentive plan, the International Rectifier Corporation 2011 Performance Incentive Plan.

        3.    Advisory Vote to Approve Executive Compensation.    To hold an advisory vote on the compensation of the Company's named executive officers.

        4.    Frequency of Future Advisory Votes on Executive Compensation.    To hold an advisory vote on the frequency of future advisory votes regarding the Company's executive compensation program.

        5.    Ratification of the Appointment of Independent Registered Public Accounting Firm.    To vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2012.

        6.    Other Business.    To transact such other business properly presented at the Meeting or any postponement or adjournment thereof.

        Beginning on or about September 30, 2011, we are sending to stockholders a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") containing instructions on how to access our proxy materials via the Internet, as well as how to vote by proxy over the Internet. Beginning on or about September 30, 2011, we are also sending copies of our proxy materials to certain of our stockholders by mail or e-mail.

QUESTIONS AND ANSWERS

1.
Q:    WHO IS SOLICITING MY VOTE?

A:
This proxy solicitation is being made by the Board of the Company.

2.
Q:    HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A:
The Board recommends that you vote:

•
FOR the election of Richard J. Dahl, Dr. Dwight W. Decker and Dr. Rochus E. Vogt to serve as directors;

•
FOR the proposal to approve a new stock incentive plan, the International Rectifier Corporation 2011 Performance Incentive Plan;

•
FOR the advisory vote on the compensation of the Company's named executive officers;

•
FOR the ONE YEAR alternative on the proposal on the frequency to hold future advisory votes on executive compensation; and

•
FOR the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our 2012 fiscal year.

3.
Q:    WHO IS ENTITLED TO VOTE?

A:
Stockholders of record as of the close of business on September 16, 2011 (the "Record Date"), the record date for our Meeting, are entitled to vote on all items properly presented at the Meeting. On the Record Date, approximately 68,980,333 shares of our common stock, par value $1.00 per share (the "Common Stock"), were outstanding. Every stockholder is entitled to one vote for each share of Common Stock held as of the close of business on the Record Date. The Company's Certificate of Incorporation does not authorize cumulative voting on the election of directors.

4.
Q:    WHY DID I RECEIVE A NOTICE REGARDING THE INTERNET AVAILABILITY OF THE PROXY MATERIALS INSTEAD OF A PAPER COPY OF THE PROXY MATERIALS?

A:
Instead of mailing printed copies of the Company's proxy materials to all stockholders, the Company is taking advantage of the Securities and Exchange Commission (the "SEC") rule that allows companies to furnish their proxy materials over the Internet to their stockholders, which helps lower the Company's costs and reduce the amount of paper mailed to your home. On or about September 30, 2011, the Company mailed to stockholders a Notice of Internet Availability. The Notice of Internet Availability explains how you can access the proxy materials, including this proxy statement and our 2011 Annual Report, over the Internet and also describes how to request to receive a paper copy of the proxy materials by mail or a printable copy by e-mail.

5.
Q:    HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

A:
You can access the proxy materials for the Meeting, including this proxy statement and our 2011 Annual Report, at www.proxyvote.com, beginning on or about September 30, 2011.

6.
Q:    HOW MAY I OBTAIN THE COMPANY'S PROXY MATERIALS BY MAIL OR E-MAIL?

A:
You can request to receive by mail or e-mail a copy of the proxy materials for the Meeting, including this Proxy Statement, the 2011 Annual Report, and a proxy card, and/or the Company's proxy materials for future annual meetings by contacting us by telephone, by e-mail or via the Internet:

1) BY INTERNET	—	www.proxyvote.com
2) BY TELEPHONE	—	1-800-579-1639
3) BY E-MAIL	—	sendmaterials@proxyvote.com

    If you request to receive the Company's proxy materials for future annual meetings by mail or e-mail, you may not receive a Notice of Internet Availability of Proxy Materials for future annual meetings until you revoke this request. If you choose to receive proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your request to receive proxy materials for future annual meetings by mail or e-mail will remain in effect until you revoke your request.

7.
Q:    WHAT DO I NEED FOR ADMISSION TO THE MEETING?

A:
You are entitled to attend the Meeting only if you are a stockholder of record or a beneficial owner as of the close of business on the Record Date, or you hold a valid proxy for the Meeting. You may be required to provide photo identification to be admitted to the Meeting.

    If you are a stockholder of record and you received the Notice of Internet Availability, please bring the Notice of Internet Availability with you to the Meeting.

    If you are a stockholder of record and you received a paper proxy card, an admission ticket is attached to the top of your proxy card. Please bring the admission ticket with you to the Meeting. You should be prepared to present photo identification for admission.

    If you hold your shares in street name, you should provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned shares of Common Stock as of the Record Date, a legal proxy or other similar evidence of ownership as of the Record Date, as well as your photo identification, for admission. However, if you hold your shares in street name, you may not vote these shares in person at the Meeting unless you obtain a "legal proxy" from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Meeting.

    If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Meeting.

8.
Q:    HOW CAN I VOTE MY SHARES AT THE MEETING?

A:
If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered the "stockholder of record" with respect to those shares, and the Notice of Internet Availability and, as applicable, the proxy materials and proxy card are being sent directly to you by the Company. As the stockholder of record, you have the right to vote in person at the Meeting. If you choose to do so, you can bring the printed proxy card or vote using the ballot provided at the Meeting. Most stockholders of the Company hold their shares through a broker, bank or other nominee (that is, in "street name") rather than directly in their own name. If you hold your shares in street name, you are a "beneficial holder," and the Notice of Internet Availability and, as applicable, the proxy materials together with voting instructions are being forwarded to you by your broker, bank or other nominee. If you hold your shares in street name, you may not vote these shares in person at the Meeting unless you obtain a "legal proxy" from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Meeting. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Meeting.

9.
Q:    CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A:
If you are the stockholder of record, you may vote your shares via the Internet at any time prior to 11:59 p.m. (Eastern Time) on the night prior to the Meeting by going to www.proxyvote.com and following the instructions to submit an electronic proxy. Alternatively, you may vote by telephone by calling 1-800-690-6903 and following the simple recorded instructions, twenty-four hours a day, seven days a week, at any time prior to 11:59 p.m. (Eastern time) on the night before the Meeting. If you wish to vote through the Internet or by telephone, you will be required to provide the control number contained on your Notice of Internet Availability or proxy card. If your shares are held in street name, your broker, bank or other nominee may allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or other nominee if you have any questions regarding the electronic voting of shares held in street name.

    If you are the stockholder of record or hold your shares in street name and you received printed proxy materials, you may direct your vote without attending the Meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. If the envelope is missing, please mail the completed proxy card to International Rectifier Corporation, c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717. Please vote early to ensure your vote is received prior to the date of the Meeting.

    If a proxy is properly submitted through the Internet, by telephone or by signing and returning a printed proxy card, and is not revoked, the shares of Common Stock represented by the proxy will be voted in accordance with the instructions given in the proxy. If no instructions are given in the proxy, such shares of Common Stock will be voted "FOR" the election of the Board's nominees, "FOR" the approval of the proposal to establish the 2011 Performance Incentive Plan, "FOR" the approval of compensation of our named executive officers, for the "ONE YEAR" alternative with respect to the frequency of future advisory votes on executive compensation, and "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2012, and in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Meeting or any adjournment or postponement thereof.

    If you hold your shares in street name and you do not provide your broker, bank or other nominee with instructions on how to vote your street name shares, your broker, bank or other nominee will not be permitted to vote them on proposals that are considered non-routine. Therefore, we encourage you to provide instructions to your bank, broker or other nominee regarding the voting of your shares.

10.
Q:    CAN I CHANGE MY VOTE AFTER I HAVE SUBMITTED A PROXY?

A:
Yes. If you are a stockholder of record, you may change your vote at any time before the voting concludes at the Meeting by voting again on a later date by Internet or by telephone prior to 11:59 p.m. (Eastern time) on the night before the Meeting (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), or by signing and returning to the Company prior to the Meeting a new proxy card with a later date. You may also revoke your proxy at any time before it is exercised at the Meeting by submitting a written revocation, or a duly executed proxy bearing a later date, to the Secretary of the Company at 101 N. Sepulveda Blvd., El Segundo, California 90245 prior to the Meeting or by attending the Meeting and voting in person. If your shares are held in street name, please consult with your broker, bank or other nominee to obtain instructions as to how to change your vote.

11.
Q:    HOW MANY SHARES MUST BE PRESENT OR REPRESENTED TO CONDUCT BUSINESS AT THE MEETING?

A:
The quorum requirement for holding the Meeting and transacting business is that the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote must be present in person or represented by proxy. Votes withheld, abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

12.
Q:    WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

A:
Election of Directors (Proposal 1).    In the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

    Directors are elected by a plurality of the votes cast at the Meeting, which means that the three nominees who receive the highest number of properly executed votes will be elected as directors. Each share of our common stock is entitled to one vote for each of the director nominees. A properly executed proxy marked "withhold authority" with respect to the election of one or more directors will not be voted with respect to that director or directors, although it will be counted for purposes of determining whether there is a quorum.

    Approval of the 2011 Performance Incentive Plan (Proposal 2).    In this proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." To be approved, this proposal requires the affirmative vote of the majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal. Abstentions are considered to be present and entitled to vote at the Meeting and, thus, have the same effect as a vote against the matter.

    Advisory Vote to Approve Executive Compensation (Proposal 3).    In this advisory vote, you may vote "FOR," "AGAINST" or "ABSTAIN." To be approved, this proposal requires the affirmative vote of the majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal. Abstentions are considered to be present and entitled to vote at the Meeting and, thus, have the same effect as a vote against the matter. Because your vote on this proposal is advisory in nature, it will not be binding on the Company. However, the Board will review the voting results and take such results into consideration when making future decisions regarding executive compensation.

    Frequency of Future Advisory Votes on Executive Compensation (Proposal 4).    In this advisory vote, you may vote for "ONE YEAR," "TWO YEARS" or "THREE YEARS," or may abstain from voting. The frequency option that receives the greatest number of votes will be considered the frequency selected by our stockholders. Abstentions will not be counted in determining the frequency option that receives the greatest number of votes. This vote is advisory in nature and therefore not binding on the Company. However, the Board will review the results and take such results into consideration.

    Ratification of the Appointment of the Company's Independent Public Accounting Firm (Proposal 5).    On this proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." To be approved, this proposal requires the affirmative vote of the majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal. Abstentions are considered to be present and entitled to vote at the Meeting and, thus, have the same effect as a vote against the matter.

13.
Q:    WHAT EFFECT DO BROKER NON-VOTES HAVE ON THE PROPOSALS?

A:
Brokers holding Common Stock in "street name" who are members of a stock exchange are required to transmit to the beneficial owner of the Common Stock a Notice of Internet Availability of Proxy Materials (or, upon the request of a beneficial owner, copies of the Company's proxy materials by mail or e-mail) and to solicit voting instructions with respect to the matters submitted to the Stockholders. Under the rules of the New York Stock Exchange ("NYSE"), a bank, broker or other nominee may not vote shares held for a beneficial owner with respect to a "non-routine" proposal if the beneficial owner fails to provide voting instructions with respect to that proposal. Therefore, if you hold your shares in street name and you do not provide your bank, broker or other nominee with instructions on how to vote your street name shares on the non-routine proposal, your bank, broker or other nominee will not be permitted to vote your shares on the proposals that are considered non-routine. The missing votes are referred to as "broker non-votes."

    Non-Routine Proposals.    The election of directors (Proposal 1), the approval of the 2011 Performance Incentive Plan (Proposal 2), the advisory vote on the compensation of named executive officers (Proposal 3), and the advisory vote on the frequency of holding future advisory votes on executive compensation (Proposal 4) are all considered non-routine proposal and may not be voted on by your bank, broker or other nominee without your specific voting instructions.

    Routine Proposals.    The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2012 (Proposal 5) is considered a routine item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

    Shares subject to a broker "non-vote" with respect to a proposal will not be considered present and entitled to vote for purposes of whether or not that proposal is approved.

14.
Q:    HOW WILL MY STOCK BE VOTED ON OTHER BUSINESS BROUGHT UP AT THE 2011 ANNUAL MEETING?

A:
By submitting a proxy using the Internet or by telephone or by signing and mailing a proxy card, you authorize the persons named on the proxy to vote in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Meeting or any adjournment or postponement thereof. As of the date of this proxy statement, the Board knows of no other business to be presented for consideration at the Meeting other than as stated in the Notice of 2011 Annual Meeting of Stockholders.

15.
Q:    WHO WILL COUNT THE VOTES?

A:
Votes will be counted by one or more inspectors of elections that will be appointed by the Board.

16.
Q:    WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A:
We intend to announce the preliminary voting results at the Meeting and publish the final results in a Current Report on Form 8-K that will be filed with the SEC within four business days of the Meeting.

17.
Q:    WHO PAYS THE COST OF PROXY SOLICITATION?

A:
This proxy solicitation is made by the Board, and the Company will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing the Notice of Internet Availability and, as applicable, this Proxy Statement and any other material used in the solicitation of proxies. Proxies will be solicited principally through the use of the mail, but directors, officers or other regular employees of the Company may solicit proxies in person or by mail, telephone, e-mail or other electronic means without any additional compensation. The Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock and obtain their voting instructions. The Company will reimburse those firms for their reasonable expenses in accordance with applicable rules.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on November 11, 2011.

        The Proxy Statement and the Annual Report on Form 10-K for fiscal year 2011 are available at http://materials.proxyvote.com.

        You can request to receive by mail or e-mail a copy of the Proxy Statement, the Annual Report on Form 10-K for fiscal year 2011, a proxy and/or the Company's proxy materials for future annual meetings by contacting us by telephone, by e-mail or via the Internet:

1) BY INTERNET	—	www.proxyvote.com
2) BY TELEPHONE	—	1-800-579-1639
3) BY E-MAIL	—	sendmaterials@proxyvote.com

        If you request to receive the Company's proxy materials for future annual meetings by mail or e-mail, you may not receive a Notice of Internet Availability of Proxy Materials for future annual meetings until you revoke this request. If you choose to receive proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your request to receive proxy materials for future annual meetings by mail or e-mail will remain in effect until you revoke your request.

PROPOSALS TO BE SUBMITTED FOR STOCKHOLDER VOTE

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Directors

        At the Company's 2009 annual meeting of Stockholders, the stockholders approved a proposal to amend the Company's Certificate of Incorporation to eliminate the Company's classified board structure, which had divided the Company's Board into three classes. Under the amendments to our Certificate of Incorporation and Bylaws approved at the 2009 annual meeting of Stockholders, the Company's classified board structure began to be phased out at the 2010 annual meeting of Stockholders, and ultimately all directors will be elected annually beginning with the 2012 annual meeting, as follows:

  •
  In connection with the 2010 annual meeting, the number of classes of the Board was reduced from three classes (denoted as Class I, Class II and Class III) to two classes of directors (denoted as Class A and Class B). The directors who were in Class II, who were elected at the 2008 annual meeting for a term that expires at the Meeting, were assigned to Class A, and the directors who were in Class III, who were elected at the 2009 annual meeting for a term that expires at the 2012 annual meeting, were assigned to Class B. The directors elected at the 2010 annual meeting were assigned to Class B, with a term that expires at the 2012 annual meeting.

  •
  In connection with the Meeting, the number of classes of the Board will be reduced from the current two classes to one class of directors (namely, the successors to the Class A directors and the Class B directors shall form a single class of directors). The directors elected at the Meeting will be elected to serve for a one-year term ending at the 2012 annual meeting.

  •
  Commencing with the 2012 annual meeting, the Board's classified structure will end and all directors and director candidates will stand for election at the 2012 annual meeting and at each subsequent annual meeting.

        The Bylaws of the Company currently provide that the number of directors of the Company shall be nine. The number of directors may be changed by an amendment of the Bylaws adopted by the Board; provided however, that the Board may not increase its size by more than one member in any twelve month period without the approval of two-thirds of the directors in each class, or after the election of directors at the 2012 annual meeting, two-thirds of all directors or the approval of holders of at least two-thirds of the Company's issued and outstanding shares.

        Richard J. Dahl, Dr. Dwight W. Decker and Dr. Rochus E. Vogt, each of whom is currently a member of the Board and a member of the current Class A class of directors, have been nominated by the Board for reelection at the Meeting based upon the recommendation of the Corporate Governance and Nominating Committee. Nominees elected to the Board at the Meeting will be elected to serve as part of a new single class of directors until the 2012 annual meeting of stockholders, or until the earlier of their resignation or removal or their respective successors have been elected and qualified.

        Each nominee of the Board has consented to being named in this Proxy Statement and has agreed to serve if elected. Unless otherwise instructed, shares represented by properly executed proxies will vote the proxies received by them for the nominees of the Board. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominee(s) as shall be designated by the current Board. The Company has no reason to believe that any Board nominee will be unable or unwilling to serve if elected as a director. Voting shall take place for the three directors, and the three nominees for election as directors at the Meeting who receive the highest number of affirmative votes will be elected.

        The Company's Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. See "Stockholder Proposals and Nominations for 2012 Annual Meeting," below.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

Information Concerning Nominees and Members of the Board

Nominees—Terms to Expire at 2012 Annual Meeting (To be part of single class of directors commencing at the Meeting, Currently Class A Directors)

        Richard J. Dahl (age 60). Mr. Dahl currently serves as Chairman of the Board and has served in that capacity and as a member of our Board since May 2008. Mr. Dahl also serves as the Lead Director of DineEquity, Inc., a position he has held since January 2010, and has served on its Board of Directors since February 2004. Mr. Dahl also serves as the Chairman, President and Chief Executive of the James Campbell Company LLC, a position he has held since August 2010. Previously, Mr. Dahl served on the Board of Directors and as President and Chief Operating Officer of Dole Food Company, Inc. from July 2004 through July 2007. He has previously served as Vice President, then Senior Vice President and Chief Financial Officer, of Dole Food Company, Inc. during the period July 2002 through July 2004. Mr. Dahl served on the Board of Directors and was President and Chief Operating Officer of Bank of Hawaii Corporation from 1994 until 2002. Mr. Dahl is and has been since September 2008 a member of the Boards of Directors of IDACORP, Inc. and its principal subsidiary, Idaho Power Company. Mr. Dahl's qualifications to sit on our Board include his experience as an executive of a private closely held company, and experience in the senior management of public companies, including service as chairman, president, chief operating officer and chief financial officer, his experience on the board of directors of public companies, including service as chairman of the audit committees of two public companies, his experience as a certified public accountant and his regulatory experience.

        Dr. Dwight W. Decker (age 61). Dr. Decker has served on our Board since September 1, 2009. Dr. Decker is non-executive chairman of the board and a director of Mindspeed Technologies, Inc. and has served in those capacities since June 2003 and January 2002, respectively. Dr. Decker has previously served as chairman of the board and CEO of Conexant Systems, Inc., a publicly traded communications semiconductor company since its formation in January 1999, as a spin-off from Rockwell International, through February 2004. At that time, Dr. Decker became chairman of the board, returning to the position of CEO in November 2004 until his retirement in July 2007. Dr. Decker remained Conexant's non-executive chairman of the board until August 2008 and continued as a director through May 2010. Dr. Decker is also a director of Newport Media, Inc., and Pacific Mutual Holding Company, neither of which are publicly traded companies. Dr. Decker's qualifications to sit on our Board include his experience in the senior management of public companies, including service as chairman and chief executive officer, his experience on the board of directors of public and private companies, including service as non-executive chairman of two public companies, his financial experience, his technical expertise and his experience in management of technology companies.

        Dr. Rochus E. Vogt (age 81). Dr. Vogt has served on our Board since 1984. Dr. Vogt is the R. Stanton Avery Distinguished Service Professor and Professor of Physics, Emeritus, at California Institute of Technology. He is a member of the Science and Technology Committee of the Board of Governors of Los Alamos National Security, LLC and Lawrence Livermore National Security, LLC. Dr. Vogt previously served as Chief Scientist of Jet Propulsion Laboratory (JPL) and provost of California Institute of Technology. Dr. Vogt's qualifications to sit on our Board include his experience as Chief Scientist of JPL and provost of California Institute of Technology, his experience in serving on our Company's Board and various committees since 1984, his experience in service on various technical and university bodies and committees, his financial expertise, his technical expertise and his governmental experience.

Continuing Directors—Terms to Expire at 2012 Annual Meeting (to be part of a single class of directors commencing at the Meeting, Currently Class B Directors)

        Robert S. Attiyeh (age 77). Mr. Attiyeh has served on our Board since 2003. He is a principal in the real estate investment firms of Beacon Hill Properties LLC and Yarlung LLC. He previously served pharmaceutical leader Amgen from 1994 to 1998 as Senior Vice President, Finance and Corporate Development, and as Chief Financial Officer. Prior to joining Amgen, Mr. Attiyeh was a director at McKinsey and Company from 1967 to 1994, where he was active in the Scandinavian, Japan and Los Angeles offices. From 1961 to 1967, Mr. Attiyeh worked at TRW Electronics in its semiconductor business where he was a business unit manager. He was a director of the Federal Reserve Bank of San Francisco from 1987-1992 and served as chairman of the bank's board audit committee from 1988-1992. Mr. Attiyeh served on the board of Myriad Genetics, Inc. of Salt Lake City, Utah from 2003-2009, where he was chairman of the board's audit committee. Mr. Attiyeh holds a master degree in business administration from Harvard University and an electrical engineering degree from Cornell University. Mr. Attiyeh's qualifications to sit on our Board include his experience as Chief Financial Officer of a public company and directorship of the Federal Reserve Bank of San Francisco (including chairman of its audit committee), his experience on the board of directors or similar bodies of public and private companies (including audit committee service), his financial expertise and his experience in service with technology companies.

        Mary B. Cranston (age 63). Ms. Cranston has served on our Board since May 2008. Ms. Cranston is currently the Firm Senior Partner and Chair Emeritus of Pillsbury Winthrop Shaw Pittman LLP, an international law firm. Ms. Cranston was the Chair and Chief Executive Officer of the Pillsbury firm from January 1999 until April 2006, and continued to serve as Chair of Pillsbury until December 2006. Prior to becoming the Chair and CEO, Ms. Cranston was the litigation practice leader for the firm. Ms. Cranston is a member of the Board of Directors of Visa, Inc., GrafTech International, Ltd., Juniper Networks, Inc. and Exponent, Inc. and has served in these capacities since October 2007, January 2000, November 2007 and June 2010, respectively. Ms. Cranston's qualifications to sit on our Board include her experience in senior management of an international law firm, including service as chair and chief executive officer, her experience on the board of directors or similar bodies of public companies and private entities, including service on the compensation committee of a public company, her experience as a practicing attorney and her regulatory and governmental experience.

        Oleg Khaykin (age 46). Mr. Khaykin has served as a Director, President and CEO of our Company since March 2008. Prior to joining our Company, Mr. Khaykin served most recently as the Chief Operating Officer of Amkor Technology, Inc., a leading provider of semiconductor assembly and test services, which he joined in 2003 as Executive Vice President of Strategy and Business Development. Prior to his work at Amkor, Mr. Khaykin most recently served as Vice President of Strategy and Business Development at Conexant Systems Inc. and its spin-off, Mindspeed Technologies Inc., where he held positions of increasing responsibilities from 1999 to 2003. Prior to Conexant, he was with the Boston Consulting Group, a leading international strategy and general management consulting firm, where he worked with many European and U.S. firms on a broad range of business and management issues, including revenue growth strategies, operational improvement, mergers and acquisitions, divestitures, and turnaround and restructuring. Mr. Khaykin holds a BSEE with University Honors from Carnegie-Mellon University and an MBA from the J.L. Kellogg Graduate School of Management. Mr. Khaykin is, and has been since November 2007 and September 2010, respectively, a member of the boards of directors of Zarlink Semiconductor Inc. and Newport Corporation. Mr. Khaykin's qualifications to sit on our Board include his experience in the senior management of public companies, including service as chief operating officer, his experience on the board of directors of other public companies, and his experience in the management and operations of technology companies.

        Thomas A. Lacey (age 53). Mr. Lacey has served on our Board since March 2008. Mr. Lacey is the Chairman and Chief Executive Officer of G2 Technology, Inc. and has served in that capacity since May 2011. Prior to joining G2 Technology, Inc., Mr. Lacey had served as President, Chief Executive Officer and a director of Phoenix Technologies Ltd. from February 2010 to February 2011. Prior to joining Phoenix Technologies Ltd., Mr. Lacey had served as Corporate Vice President and General Manager of the SunFabTM Thin Film Solar Products group of Applied Materials, Inc. ("AMAT") since September 2009. Mr. Lacey previously served as President of Flextronics International's Components Division, now Vista Point Technologies, from 2006 to 2007. Mr. Lacey joined Flextronics in connection with the sale to Flextronics of International Display Works, where Mr. Lacey had been Chairman, President and Chief Executive Officer from 2004 to 2006. Prior to International Display Works, Mr. Lacey held various management and executive positions at Intel Corporation for 13 years, including Vice President Sales and Marketing, President of Intel Americas, and Vice President and General Manager, Flash Products. Mr. Lacey holds a Bachelor of Arts degree in computer science from the University of California, Berkeley, and masters of business administration degree from the Leavy School of Business at Santa Clara University. Mr. Lacey's qualifications to sit on our Board include his experience in the senior management of public companies, including service as chairman, president, chief executive officer and corporate vice president, his experience on the board of directors of public companies, and his financial expertise and his experience in international sales and management with technology companies.

        Dr. James D. Plummer (age 66). Dr. Plummer has served on our Board since 1994. Dr. Plummer is and has been a Professor of Electrical Engineering at Stanford University in Stanford, California since 1978, and the Dean of the School of Engineering since 1999. Dr. Plummer has published over 400 papers on silicon devices and technology; he has won numerous awards for his research, and is a member of the U.S. National Academy of Engineering and the American Academy of Arts and Sciences. Dr. Plummer also directed the Stanford Nanofabrication Facility from 1994 to 2000. Within the past five years, Dr. Plummer has served as a member of the board of directors of Intel Corporation (since 2005), and Leadis Technology, Inc. (from 2001 to 2009). Dr. Plummer's qualifications to sit on our Board include his experience as Dean of the School of Engineering of Stanford University, his experience on the board of directors of public companies (including his service on the audit committees of two public companies), his financial expertise and his technical and engineering expertise.

        Barbara L. Rambo (age 58). Ms Rambo has served on our Board since December 2009. Ms. Rambo is currently Chief Executive Officer of Taconic Management Services, a private management consulting and services company, and has held that position since October 2009. Prior to joining Taconic Management Services, Ms. Rambo was Vice Chair and a director of Nietech Corporation (payments technology company) from October 2006 to October 2009 and was Chief Executive Officer of that company from November 2002 to October 2006. Ms. Rambo previously served as Chairman of the Board and as President and Chief Executive Officer of OpenClose Technologies (financial services company). Before that, Ms. Rambo held various executive and management positions at Bank of America from 1974 to 1998, most recently serving as Group Executive Vice President and head of commercial banking. Ms. Rambo is a director of PG&E Corporation (gas and electric company) and West Marine, Inc. (boating supply retailer) and has served as a director with such companies since January 2005 and November 2009, respectively. In addition, since October 2007, Ms. Rambo has been a director of UnionBanCal Corporation (financial holding company) and Union Bank, N.A. (commercial bank, formerly Union Bank of California) which companies became private in about November 2008. Previously, Ms. Rambo served as a member of the Board of Directors of Gymboree Corporation (children's clothing) from 1996 to 2007. Ms. Rambo's qualifications to sit on our Board include her experience as chief executive officer, her experience on the boards of directors of public companies and private entities, including service on various audit, compensation and governance committees of public companies and chair of the finance committee of a public company, and her finance experience.

        None of the directors, nominees for director or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors, director nominees or executive officers of the Company and other than as set forth above, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or the "Exchange Act," or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers of the Company serve at the discretion of the Board.

 Committees of the Board

Name of Committee and Membership for Fiscal Year 2011*	Principal Functions of the Committee		Meetings in Fiscal Year 2011
Audit Committee Robert S. Attiyeh, Chairman Dwight W. Decker Thomas A. Lacey	•	Responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.	6
	•
		Reviews with management and the independent auditors the Company's quarterly and annual financial statements and other financial disclosures, the adequacy of internal controls and major issues regarding accounting principles and practices, including any changes resulting from amendments to SEC or Financial Accounting Standards Board ("FASB") rules.
	•	Reviews the performance of the Company's independent auditors.
	•	Prepares a report to stockholders included in the Company's proxy statement for its annual meeting of stockholders.
Compensation Committee Rochus E. Vogt, Chairman Mary B. Cranston Dwight W. Decker Barbara L. Rambo	•	Oversees the Company's compensation and employee benefit plans and practices, including its executive compensation plans and its incentive-compensation and equity-based plans.	8
	•
		Reviews at least annually the goals and objectives of the Company's executive compensation plans, and amends, or recommends that the Board amend, these goals and objectives if the Committee deems it appropriate.
	•
		Evaluates annually the performance of the CEO and other executive officers in light of the goals and objectives of the Company's executive compensation plans, and either as a committee or, together with the other independent directors, determines and approves the CEO's compensation based on this evaluation and determines and approves the compensation of the other executive officers.

	•	Evaluates the appropriate level of compensation for Board and Committee service by non-employee members of the Board.
	•	Prepares a report on executive compensation to be included in the Company's proxy statement for its annual meeting of stockholders or its annual report on Form 10-K.
Nominating and Corporate Governance Committee James D. Plummer, Chairman Mary B. Cranston	•	Identifies and recommends to the Board individuals qualified to serve as directors of the Company and on committees of the Board.	5
Barbara L. Rambo Rochus E. Vogt	•	Advises the Board with respect to the Board composition, procedures and committees.
	•	Develops and recommends to the Board a set of corporate governance principles applicable to the Company.
	•	Oversees the evaluation of the Board and the Company's management.

*
Dwight W. Decker served on the Compensation Committee since November 12, 2010. Barbara L. Rambo served on the Nominating and Corporate Governance Committee ("Nominating Committee") since December 12, 2010. All other directors listed above served in the committee capacities shown above for the Company's entire 2011 fiscal year.

Corporate Governance

        The Board takes its stewardship of your investment in the Company as a matter of trust and the highest level of responsibility. The Board reviews its governance practices on a continual basis and when, in its business judgment, it deems it appropriate and in the best interests of the stockholders, it modifies, enhances or adds new elements to advance overall stockholder value.

        The following highlights certain key corporate governance provisions of the Company:

        Corporate Governance Principles.    The Company has adopted corporate governance principles ("Corporate Governance Principles"). The Company's Corporate Governance Principles can be found on the Corporate Governance link of the Investor Relations section of our website, http://www.irf.com. In addition, printed copies of the Company's Corporate Governance Principles are available at no charge upon request from the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245.

        Director Attendance at Annual Meeting.    All directors are expected to attend the Company's annual meeting of stockholders. All of the directors then in office attended the Company's 2010 annual meeting.

        Independent Directors.    The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. The Board has now, and has had for many years, a majority of independent directors.

        Under the NYSE rules, a director qualifies as "independent" upon the Board affirmatively determining that he or she has no other material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Based upon a review of the directors' backgrounds and business activities, the Board has determined that directors Robert S. Attiyeh, Mary B. Cranston, Richard J. Dahl, Dwight W. Decker, Thomas A. Lacey, James D. Plummer, Barbara L. Rambo and Rochus E. Vogt have no other material relationship with the Company and therefore that they qualify as independent.

        From time to time, the independent directors meet separately or hold executive sessions to discuss and make decisions regarding various matters, including the supervision of management and those matters reserved for determination by independent directors under the rules of the NYSE and the SEC. A meeting or executive session of the independent directors is presided over by the chair of the committee having principal authority over the subject matter of the meeting or session. The Board believes that this practice provides for leadership at all of the meetings.

        Board Leadership Structure.    The Company's Corporate Governance Principles provide that the Chairman of the Board be an independent director. This structure enables the Chief Executive Officer to focus on the Company's day-to-day business, while the independent Chairman focuses on leading the Board in its responsibilities of acting in the best interests of the Company and its stockholders.

        The role of the Chairman is to facilitate the effective functioning of the Board by providing leadership to all aspects of its work and coordination of the work of the Committees of the Board in consultation with the Chairmen of such Committees and other members, as appropriate. Specifically, the Chairman's responsibilities include, among others things:

  •
  Provide support and advice to the Chief Executive Officer;

  •
  Exercise the authority to call meetings of the Board and meetings of the independent directors;

  •
  Promote effective communications with the independent directors on developments occurring between Board members;

  •
  Preside over all meetings of the Board, executive sessions of the independent directors, and annual and special meetings of stockholders;

  •
  Organize the work of the Board, including by establishing annual schedule for the Board and Committee meetings and establishing the agendas for all Board meetings;

  •
  Coordinate periodic Board input and review of management's strategic plan for the Company;

  •
  Coordinate the work of the Committees of the Board;

  •
  Coordinate and implement the Board's self-assessment and evaluation process.

        The Chief Executive Officer is selected by the Board and is responsible for developing the Company's near and longer term strategies to be approved by the Board and for guiding the management team in carrying such strategies and accomplishing the Company's performance goals.

        Independent Chairman.    Richard J. Dahl serves as the independent Chairman of the Board.

        The Board's Role in Risk Oversight.    The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Board receives regular reports from the Committees of the Board and from the Chief Executive Officer and members of senior management on operational, strategic, financial and legal issues and risks. The Company's Compensation Committee oversees the management of risks relating to the Company's compensation policies and practices. The Audit Committee oversees the management of risks associated with accounting, auditing, financial reporting and internal controls over financial reporting. The Audit Committee also assists the Board in its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's auditors and the performance of the Company's independent auditors and the Company's internal audit function. The Audit Committee is responsible for reviewing and discussing the guidelines and policies governing the process by which senior management and the internal auditing department assess and manage the Company's exposure to risk, as well as the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Nominating Committee oversees risks associated with the independence and proper governance of the Board.

        Board Committees.    Both the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the NYSE rules require the Company to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Company to have a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors. The Company is in compliance with these requirements.

        Under the Sarbanes-Oxley Act, members of an audit committee must have no affiliation with the Company, other than their Board seat, and receive no compensation in a capacity other than as a director and committee member. Every member of the Company's Audit Committee meets this independence standard.

        The Board has adopted written charters for each of its three Board Committees. The Committee charters can be found on the Corporate Governance portion of the Investor Relations section of our website, http://www.irf.com and are also available at no charge upon written request to the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245. Each of the Board Committees conducts an annual assessment of its performance and discusses the results, and conducts a review of its Committee charter.

        Nominating Procedures and Criteria.    Among its functions, the Nominating Committee considers and approves nominees for election to the Board. In addition to the candidates proposed by the Board or identified by the committee, the committee considers candidates for director suggested by stockholders, provided such recommendations are made in accordance with the procedures set forth in the Bylaws and described under "Stockholder Proposals and Nominations for 2012 Annual Meeting", below. Stockholder recommendations that comply with these procedures will receive the same consideration that the committee's nominees receive.

        In reviewing candidates for director, the Nominating Committee considers a number of qualifications and characteristics, among them: integrity and ethical behavior; maturity; public and private board (or similar body) experience, executive or management experience and expertise; professional experience;

independence; diversity; broad business or professional experience; and an understanding of business and financial affairs and the complexities of business organizations. In evaluating candidates for certain Board positions, the committee evaluates additional criteria, including the following: financial or accounting expertise; experience in the Company's industry; regulatory or governmental experience; business and other experience relevant to public companies of a size comparable to the Company; and experience in investment banking, commercial lending or other financing activities.

        In selecting director nominees, the committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate's ability to contribute to the success of the Company.

        The Nominating Committee does not have a specific diversity policy, but in making its recommendations to the Board, the Nominating Committee as a matter of practice considers candidates' diversity of age, experience, profession, skills, and background, all to provide the Board and the Company with an appropriate mix of experience, knowledge, perspective and judgment.

        The Nominating Committee also considers whether a potential nominee would satisfy the NYSE's criteria for director "independence," the NYSE's "financial management expertise" standard and the SEC's definition of "audit committee financial expert."

        The Board's nominees for the Meeting have been nominated by the Nominating Committee and approved by the full Board.

        Audit Committee Financial Experts.    Rules promulgated by the SEC under the Sarbanes-Oxley Act require the Company to disclose annually whether our Audit Committee has one or more "audit committee financial experts," as defined by the SEC. The Board has determined that Mr. Attiyeh and Mr. Lacey each qualify as an audit committee financial expert and is independent, as defined in the NYSE rules.

        Non-Management Directors.    The NYSE rules require that the non-management directors of a listed company meet periodically in executive sessions. The Company's non-management directors meet separately at each regular meeting of the Board and most committee meetings. The Chairman, Richard J. Dahl, is not a member of management and presides during executive sessions of the Board.

        Interested parties may express their questions and concerns to the Company's non-management directors by contacting the Chairman of the Nominating Committee, care of the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245. The Corporate Secretary will relay all such correspondence to the Chairman of the Nominating Committee.

        Communications with the Board.    Stockholders may communicate with the Chairman of the Board, the chairs of any Committee of the Board, or with the independent directors, individually or as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company's office at 101 North Sepulveda Boulevard, El Segundo, CA 90245.

        Communications are distributed to the Board, or to any individual director, depending on the facts and circumstances set forth in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions;

resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request.

        Communications that include information better addressed by the complaint hotline administered by an independent third-party provider supervised by the Audit Committee will be delivered to the hotline.

        Executive Management Evaluation.    The independent directors of the Company annually evaluate the performance of the Company's Chief Executive Officer, which evaluation is coordinated by the Chairman of the Board and the Chairman of the Compensation Committee.

        Code of Ethics for Directors, Officers and Employees.    The Board has adopted a Code of Ethics that applies to all directors, officers and employees, including the Company's principal executive officer, principal financial officer and principal accounting officer, as required by the SEC. The Company's Code of Ethics can be found on the Corporate Governance portion of the Investor Relations section of our website, http://www.irf.com and are also available at no charge upon written request to the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245.

        Corporate Ethics Hotline.    The Company has established a corporate ethics hotline to allow any employee to lodge a complaint, confidentially and anonymously regarding, among other things, any accounting, internal control or auditing matter that is of concern.

        Recoupment Policy.    The Board has adopted a recoupment policy as part of its Corporate Governance Principles that authorizes the Board to recoup any bonus or incentive compensation paid to an executive officer after September 15, 2008 (as amended as of May 11, 2009) if the Board, or an appropriate committee, determines that any fraud, negligence, or intentional misconduct by that executive officer is a significant contributing factor to the Company having to restate all or a portion of its financial statements. The recoupment policy can be found in the Company's Corporate Governance Principles, which are available through the Corporate Governance link of the Investor Relations section of our website, http://www.irf.com.

        Director Equity Ownership Guideline.    As part of its Corporate Governance Principles, each independent director is expected to have a material interest in the Company's common stock and the Board has adopted a stock ownership guideline requiring each independent director to hold the number of shares that is the lesser of (i) a value of five times the annualized base retainer for the independent director and (ii) 16,000 shares (representing a number of shares with a value greater than five times the independent director base retainer at the close of market as of the date of adoption of the guideline). Under the guideline, independent directors would have until the later of August 15, 2016 or five years following appointment to the Board to satisfy the guideline, with such guideline continuing to be met until retirement or other termination of Board service. For more details regarding the Company's director equity ownership guideline, please see the Company's Corporate Governance Principles, which are available through the Corporate Governance link of the Investor Relations section of our website, http://www.irf.com. Each independent director currently holds shares of the Company's common stock.

        CEO Equity Ownership Guideline.    As part of its Corporate Governance Principles, the Chief Executive Officer is expected to have a material interest in the Company's common stock and the Board has adopted a stock ownership guideline requiring the Chief Executive Officer to hold the number of shares that is the lesser of (i) a value of three times his or her annualized base salary and (ii) 90,000 shares (representing a number of shares with a value greater than three times the annualized base salary of the current Chief Executive Officer as of the date of adoption of the guideline) by the later of July 1, 2016 or the fifth anniversary of his or her appointment as Chief Executive Officer. For more details regarding the Company's Chief Executive Officer equity ownership guideline, please see the Company's Corporate Governance Principles, which are available through the Corporate Governance link of the Investor Relations section of our website, http://www.irf.com.

        Board Meetings and Attendance.    The Board held eight (8) meetings during the fiscal year ended June 26, 2011. During fiscal year 2011, the Audit Committee held six (6) meetings, the Compensation Committee held eight (8) meetings, and the Nominating Committee held five (5) meetings. Each person who was a director of the Company or a member of a committee of the Board was present for at least 75% of the meetings of the Board and committee(s) on which that person served during fiscal year 2011.

 Processes and Procedures for Determination of Executive and Director Compensation

        The Compensation Committee is responsible for discharging the Board's responsibilities relating to the compensation of the Company's executive officers and directors. The Compensation Committee reviews and approves the compensation arrangements, plans, policies and programs that apply to our executive officers. Pursuant to the Compensation Committee's Charter, its principal compensation related responsibilities, duties and areas of authority include, among other things:

  •
  To review from time to time and approve the Company's compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports Company objectives and stockholder interests.

  •
  To determine all elements of compensation for executive officers.

  •
  To annually establish the criteria for and review the performance of our CEO and our executive officers for compensation purposes, and report on the Compensation Committee's review to the Board and the CEO.

  •
  To develop the Company's incentive compensation strategy with respect to the total number of incentive awards to be granted, the relative participation of senior management and other employees, and the types of awards to be granted.

  •
  To approve annual retainer and meetings fees for directors and members of Board committees, including expense reimbursement limits and per diem allowances, and fix the terms and awards of stock compensation for members of the Board, all subject to ratification by the Board.

  •
  To obtain advice, assistance, reports or opinions from internal or external legal, accounting or other advisors, including consulting firms, to assist in the evaluation of director, CEO or senior executive compensation.

        The Compensation Committee's Charter permits it to rely on members of management when performing its duties. The Compensation Committee takes into account our CEO's recommendations regarding the corporate goals and objectives, performance evaluations and compensatory arrangements for our executive officers other than the CEO. The Compensation Committee also may review (but does not set) the salaries of other senior level employees who are not executive officers of the Company. The Compensation Committee may form and delegate authority to subcommittees, or delegate authority to members, when appropriate, provided that such subcommittees will be composed exclusively of members of the Compensation Committee and will operate pursuant to a published charter.

        As indicated above, pursuant to its Charter, the Compensation Committee is authorized to retain compensation consultants to assist it in carrying out its duties. The Compensation Committee has the authority to approve any compensation consultant's fees and other retention terms. Consistent with the Compensation Committee's past practice, for fiscal year 2011, the Compensation Committee retained the services of Frederic W. Cook & Co., Inc. ("FW Cook"), an independent compensation consulting firm, to assist it in assembling and analyzing compensation among peer companies and to prepare compensation analysis and summaries with respect to the Company's executive officers and its non-employee directors. During fiscal year 2011, except for the consulting services provided to the Compensation Committee, FW Cook did not perform any other services for the Company or its management.

        A current copy of the Compensation Committee Charter is available through the Corporate Governance link of the Investor Relations section of the Company's website, http://www.irf.com.

DIRECTOR COMPENSATION

        The following table presents information regarding the compensation paid for services rendered during fiscal year 2011 to individuals who were members of our Board at any time during fiscal year 2011 and who were not also our employees or employees of any of our subsidiaries (referred to herein as "Non-Employee Directors"). The compensation paid to any director who was also one of our employees during fiscal year 2011 is presented below in the "Summary Compensation Table" and the related explanatory tables. Such employee directors do not receive separate compensation for service on the Board.

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Stock Awards ($)(2)(3)(4) (c)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Nonqualified Compensation Earnings ($)(f)	All Other Compensation ($)(g)	Total ($)(h)
Robert S. Attiyeh	$97,500	$70,005	0	0	0	0	$167,505
Mary B. Cranston	$85,000	$70,005	0	0	0	0	$155,005
Richard J. Dahl	$142,500	$70,005	0	0	0	0	$212,505
Dwight W. Decker	$82,188	$70,005	0	0	0	0	$152,193
Thomas A. Lacey	$77,500	$70,005	0	0	0	0	$147,505
James D. Plummer	$87,500	$70,005	0	0	0	0	$157,505
Barbara L. Rambo	$82,188	$70,005	0	0	0	0	$152,193
Rochus E. Vogt	$100,000	$70,005	0	0	0	0	$170,005

(1)
The amounts reported in Column (b) above reflect the annual retainer and supplemental annual retainer fees earned in fiscal year 2011, which are described below.

(2)
The amounts reported in Column (c) under the heading "Stock Awards" present the aggregate grant date fair value of restricted stock unit awards granted in fiscal year 2011, computed in accordance with FASB ASC Topic 718. See Note 7 to Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 26, 2011 ("Fiscal 2011 10-K"), for information on the assumptions underlying the valuation of restricted stock unit awards.

(3)
Each of our Non-Employee Directors was granted an award of 3,815 restricted stock units on August 31, 2010. Each of these awards had a grant date fair value set forth in the above table, with the grant date value computed in accordance with FASB ASC Topic 718 and the assumptions and methodologies referred to in footnote 2 above.

(4)
The following table presents the aggregate number of outstanding unexercised options and outstanding unvested restricted stock units held by each of our Non-Employee Directors as of June 26, 2011.

Director	Number of Options Outstanding	Number of Restricted Stock Units Outstanding
Robert S. Attiyeh	29,500	3,815
Mary B. Cranston	44,000	3,815
Richard J. Dahl	57,333	3,815
Dwight W. Decker	24,000	3,815
Thomas A. Lacey	44,000	3,815
James D. Plummer	34,500	3,815
Barbara L. Rambo	20,000	3,815
Rochus E. Vogt	34,500	3,815

Director Compensation

        Compensation for Non-Employee Directors during fiscal year 2011 consisted of an annual cash retainer, supplemental annual retainers for service on a committee of the Board, supplemental annual retainers for service as the Chairman of the Board or the Chair of a committee of the Board, and an annual award of restricted stock units. During fiscal 2011, compensation did not include any separate meeting attendance fees.

Non-Employee Director Annual Retainers and Expenses

        For fiscal year 2011, cash compensation for Non-Employee Directors was comprised of the following:

  1.
  An annual cash retainer fee in the amount of $70,000.

  2.
  As applicable, supplemental annual retainer fees in the following amounts: (i) Chairman of the Board—$50,000, (ii) Chair of the Audit Committee—$20,000, (iii) Chair of the Compensation Committee—$15,000, and (iv) Chair of the Nominating Committee—$10,000.

  3.
  As applicable, supplemental annual retainer fees in the amount of $7,500 for Non-Employee Director member service on any committee of the Board. Such retainer fees are in addition to any applicable fees for service as the Chair of a committee. The Chairman of the Board receives such supplemental retainer fees for each committee of the Board as a result of his service with the committees.

        The annual retainer fees (and any applicable supplemental retainer fees) are paid quarterly and pro-rated for the period of a Non-Employee Director's service. Non-Employee Directors do not earn any separate meeting fees based on meeting attendance or the number of meetings held.

        All Non-Employee Directors are also reimbursed for out-of-pocket expenses they incur serving as directors, including the cost of transportation and other expenses incurred to attend meetings at the Company or otherwise in connection with the Non-Employee Director's service to the Company.

        Each of our Non-Employee Directors is permitted to elect to defer up to 100% of his or her retainer fees under the Company's Deferred Compensation Plan ("DCP"), as more fully described below under "Compensation Discussion and Analysis—Fiscal Year 2011 Executive Compensation Program Elements—Non-Qualified Deferred Compensation Plan." None of our Non-Employee Directors has elected to participate in the DCP.

Non-Employee Director Stock Equity Awards

        Amount and Timing of Director Equity Awards.    The equity award program for Non-Employee Directors for the Company's 2011 fiscal year provides for an annual grant of restricted stock units ("RSU's") issued under the Company's 2000 Incentive Plan, as amended (and any successor thereto) (the "Plan"). The number of RSUs is established using a fixed value of $70,000 and the per share closing price of the Company's common stock on the NYSE on the day of grant, rounded to the nearest whole RSU. The date of grant for such award is the third business day following the filing of the Company's annual report on Form 10-K due during the applicable year. All Non-Employee Directors in office at time of the granting of the award receive the award.

        Separately, each Non-Employee Director who is newly appointed or elected to the Board is granted an award of 20,000 stock options under the Plan on the date that he or she is first appointed or elected. In such case, the stock options are granted with an exercise price equal to the closing price per share of the Company's common stock on the NYSE on the applicable grant date. In fiscal year 2011, there were no newly appointed or elected Non-Employee Directors.

        Award Terms.    Each RSU award granted to our Non-Employee Directors will vest 100% on the first anniversary of the grant date, subject to the Non-Employee Director's continued service through the applicable vesting date. If a Non-Employee Director's service terminates as a result of his or her death or disability, or a Non-Employee Director retires with the consent of the Board (or upon written notice if the sum of the Non-Employee Director's years of service to the Board and age is seventy-five years or more), then the RSUs subject to the award shall become vested upon the date of such event. In addition, unless the Board determines otherwise, if the Company undergoes a "change in control event" (as defined in the RSU award agreement entered into in connection with the RSU award), all of a Non-Employee Director's RSUs will become fully vested. Vested RSUs are settled in shares of the Company's common stock on a one-for-one basis.

        Each stock option award granted to a newly appointed or elected Non-Employee Director has a term of five years and, subject to the Non-Employee Director's continued service, one-third of his or her stock option award will vest and become exercisable on each of the first three anniversaries of the grant date. If a Non-Employee Director's service terminates as a result of his or her voluntary resignation or decision not to stand for re-election after five consecutive years of service on the Board, or because of his or her death or disability, the unvested portion of the stock options that the director has held for more than six months will immediately vest and be exercisable for three years following the termination of the director's service (or, if earlier, the expiration date of the option). If a Non-Employee Director's service terminates for any reason other than his or her voluntary resignation or voluntary failure to stand for reelection (or his or her death or disability), all of the unvested portion of the stock options held by the Non-Employee Director will immediately vest and remain exercisable until the earlier of (i) three years from the date of his or her termination or (ii) the scheduled expiration date of the stock option. Otherwise, vested options will remain outstanding and exercisable for three years (or three months, if the Non-Employee Director has not served at least five years) after a director's service terminates or his or her death. Any vested options that are not exercised within the applicable post-termination of service exercise window would terminate. In addition, unless the Board determines otherwise, if the Company undergoes a "change in control event" (as defined in the Plan), all of the Non-Employee Director's stock options will become fully vested and exercisable.

        Each RSU granted in fiscal year 2011 was granted under, and is subject to the terms of, the Plan. There were no stock option awards granted to any Non-Employee Directors in fiscal year 2011. For RSU awards granted in fiscal year 2011, Non-Employee Directors are entitled to dividend equivalent rights on their RSUs; however, no dividends were declared by the Company during fiscal year 2011. Non-Employee Directors are not entitled to dividend equivalent rights under any stock option award.

Modification of Non-Employee Director Program

        In August 2011, the Board approved an increase, effective for equity awards to be granted to Non-Employee Directors beginning in fiscal year 2012, in the set value applicable to the annual equity awards from $70,000 to $120,000. The Board further amended the independent director compensation program to provide that a new independent member joining the Board following the date of grant of the annual award in any given fiscal year would receive at the time of his or her appointment to the Board an annual equity award pro-rated for the remaining portion of the fiscal year to be served by such new member, in addition to any other compensation to which he or she may be eligible for joining the Board. In addition, the Board eliminated from the form of RSU award agreement applicable to the annual equity awards provisions allowing for awardee dividend equivalent rights. Concurrently, with these actions, the Board amended its Corporate Governance Principles to increase its independent director equity holding guideline to be interests in a minimum amount of shares of Company common stock equal to the lesser of (i) a value of five times the annualized base retainer for the independent director and (ii) 16,000 shares (representing a number of shares with a value greater than five times the independent director base retainer at the close of market as of the date of adoption of the guideline). Under the guideline, independent directors would have until the later of August 15, 2016 or five years following appointment to the Board to satisfy the guideline, with such guideline continuing to be met until retirement or other termination of Board service.

Executive Officers of the Company

        General.    The following sets forth certain information with respect to each person who is currently an executive officer of the Company:

Name	Age	Position
Oleg Khaykin	46	President and Chief Executive Officer
Ilan Daskal	46	Executive Vice President and Chief Financial Officer
Michael Barrow	57	Executive Vice President and Chief Operations Officer
Timothy E. Bixler	44	Vice President, Secretary and General Counsel
Adam White	37	Senior Vice President, Global Sales (Mr. White was appointed an executive officer in the Company's 2012 fiscal year)

        Oleg Khaykin joined the Company in March 2008. For a description of Mr. Khaykin's background, please see "Information Concerning Directors and Nominees for the Board", above.

        Ilan Daskal joined the Company in October, 2008 as Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Daskal held senior financial positions with Infineon Technologies since 2001, most recently serving as Vice President of Finance & Business Administration for Infineon's North American Communications Business Group. Before that, Mr. Daskal held senior financial management and strategy positions at several Israeli technology companies, including Savan Communication, a firm that was acquired by Infineon while Mr. Daskal was Chief Financial Officer.

        Michael Barrow joined the Company in April 2008 as Executive Vice President and Chief Operations Officer. Prior to joining the Company, Mr. Barrow most recently served as Senior Vice President of the Flip Chip and Wafer Level Business Unit for Amkor Technology, Inc., where Mr. Barrow served in various positions since late 2003. Prior to his work at Amkor Technology, Inc., Mr. Barrow served 12 years in various leadership roles at Intel Corporation ("Intel"), most recently as Technology General Manager of Intel's Communications Group.

        Timothy E. Bixler joined the Company in July 2008 as Vice President, Secretary and General Counsel. Prior to joining the Company, Mr. Bixler most recently served as Senior Business Counsel of the Homeland Protection Business of General Electric, which he joined in 2001 as Business Counsel for GE Plastics. Prior to his work at General Electric, Mr. Bixler served as General Counsel for eMD.com and also served as counsel for Ashland Inc./APAC, Inc. Mr. Bixler also spent three years at the law firm of Arnall, Golden & Gregory.

        Adam White was appointed Senior Vice President, Global Sales of the Company in July 2011. Mr. White joined the Company in 1996 and held various technical, manufacturing and marketing positions during his initial years with the Company, and various positions in the areas of business development and sales in his more recent years with the Company. For more than the past five years, Mr. White held various positions in increasing leadership in business development and sales, most recently since January 2010 in the position of Senior Vice President, Worldwide Sales, focusing on Company commercial demand creation. Mr. White holds a Bachelor of Engineering, Electronics and Electrical Engineering with Diploma in Industrial Studies, BEng (Hons), DIS from University of Loughborough, United Kingdom.

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS ("CD&A")

Introduction

        This section discusses each of the material elements of compensation awarded to, earned by or paid to the principal executive officer, our principal financial officer, and the other two individuals who served as executive officers of the Company during fiscal year 2011. These individuals are referred to as the "Named Officers" in this Proxy Statement. This section also provides information about the compensation objectives, policies, and decisions applicable to those Named Officers. The Named Officers for fiscal year 2011 were:

Oleg Khaykin	Chief Executive Officer
Ilan Daskal	Executive Vice President and Chief Financial Officer
Michael Barrow	Executive Vice President and Chief Operations Officer
Timothy E. Bixler	Vice President, General Counsel and Secretary

Executive Summary

        The Company's executive compensation program for fiscal year 2011 is based in substantial part on Company and individual performance. As set out in the Company's Annual Report on Form 10-K for its 2011 fiscal year, the Company's results for fiscal year 2011 include the following achievements:

  •
  Revenues were $1,176.6 million, a 31.4 percent increase from the prior fiscal year.

  •
  Gross margin was 39.5 percent, an increase of 6.8 percentage points from 32.7 percent in the prior fiscal year.

  •
  Net income was $166.5 million, a 106.1 percent increase from the prior fiscal year.

  •
  Diluted earnings per share was $2.33 per share, an increase of $1.20 per share from the prior fiscal year.

  •
  Cash from operating activities was $161.9 million during fiscal year 2011 compared to cash from operating activities of $53.0 million in the prior fiscal year.

        The Company's executive compensation program for fiscal 2011 had three key components, which are designed to be consistent with the Company's compensation philosophy and to reward executives based on company and individual performance: (1) base salary; (2) annual incentive cash bonuses; and (3) long-term stock awards. These components are explained in more detail below in this Compensation Discussion and

Analysis section. The highlights of the Company's executive compensation program for fiscal 2011 are as follows:

  •
  Base Salaries.  The base salaries of the Named Officers for fiscal 2011 remained at the same levels as their base salaries for fiscal 2010 to place compensation focus on incentive compensation programs.

  •
  Short-Term Annual Incentives.  The Named Officers participated in a short term cash incentive program based on target bonus percentages set at a percentage of salary. The earning of bonuses under the program depended on the Company's achievement of a specified level of operating income (as defined under the program) and the satisfaction for each Named Officer of a mix of Company and/or individual performance goals. In addition, for the second half of fiscal 2011, Named Officers had a portion of their eligible bonus subject to a subjective assessment by the Compensation Committee of the Named Officer's performance.

  •
  Long-Term Equity Awards.  The Named Officers were granted a mixture of time-based and performance-based restricted stock unit awards during fiscal 2011. Consistent with prior years, equity awards were granted to the Named Officers at the beginning of fiscal 2011. As described more below, the Company changed the timing of its annual equity award grants during fiscal 2011 so that grants will be made on a going forward basis at the end of each fiscal year. The purpose of this change is to allow better alignment of new awards, particularly for the Chief Executive Officer ("CEO"), with the Company's performance. Accordingly, the disclosures below for fiscal 2011 include discussion of two sets of annual grants—one made in July 2010 at the beginning of the fiscal year and one made in June 2011 at the end of the fiscal year—which the Company considers as compensation relating to two different fiscal years.

  •
  Recoupment Policy.  The Company continued in place a recoupment policy in effect for the past two years that allows the Company to recover or cancel, as the case may be, on certain terms and conditions, incentive compensation paid to a Named Officer if it is determined that any fraud, negligence, or intentional misconduct by the Named Officer is a significant contributing factor to the Company having to restate all or a portion of its financial statements.

  •
  CEO Stock Ownership Guideline.  Following the close of the 2011 fiscal year, the Board adopted a Company stock ownership guideline requiring the CEO to hold the lesser of (i) shares of a value of three times his or her annualized base salary or (ii) a fixed number of shares, by the later of July 1, 2016 or the fifth anniversary of his or her election to the Board. As of the date of adoption, the fixed number of shares represented a value of more than three times the annualized base salary of our current CEO.

The Role of the Compensation Committee

        The Company's current executive compensation programs are determined and approved by the Compensation Committee. None of the Named Officers were or are members of the Compensation Committee, which is comprised solely of independent directors. The Compensation Committee takes into account the recommendations of the CEO regarding the corporate goals and objectives, performance evaluations and compensatory arrangements for the Company's other Named Officers. For example, in fiscal year 2011, the Compensation Committee considered the CEO's recommendations regarding the appropriate base salaries and annual cash incentive program payouts for the Company's Named Officers

(other than himself) for fiscal year 2011. The other Named Officers besides the CEO did not and currently do not have any role in determining or recommending the form or amount of compensation paid to our Named Officers. The Compensation Committee regularly apprises the Board of its actions and periodically seeks the input of the Board and other committees of the Board as to items it is considering.

Executive Compensation Program Objectives and Overview

        Principles of Executive Compensation.    The Company's current executive compensation programs are intended to achieve four fundamental objectives: (1) attract, motivate and retain high caliber talent; (2) create a direct relationship between pay and performance; (3) create proper incentives for the executives to maximize stockholder value over time; and (4) be in form and substance reasonable in terms of the risks to the Company and its shareholders. In structuring our current executive compensation programs, we are guided by the following basic philosophies:

  •
  "At Risk" Compensation.  A significant portion of each executive's compensation should be "at risk" and tied to the Company's attainment of annual and long-term business objectives and shareholder value.

  •
  Competitive Compensation.  The Company's executive compensation programs should provide a fair and competitive compensation opportunity that enables the Company to attract and retain superior executive talent.

  •
  Alignment with Stockholder Interests.  Executive compensation should be structured to include variable elements that link executives' financial reward to achievement of operational goals and stockholder return, and executive stock ownership should be encouraged.

        As described in more detail below, the material elements of our current executive compensation programs for our executive officers include a base salary, a short-term incentive compensation opportunity, a long-term equity incentive opportunity, a non-qualified deferred compensation plan, 401(k) retirement benefits, certain perquisites and severance benefits.

        Each element of our executive compensation program is intended to help us to achieve one or more of our compensation objectives. Base salaries, the non-qualified deferred compensation plan, the 401(k) plan and perquisites are all primarily designed to attract and retain high caliber talent. These are elements of our executive compensation program where the value of the benefit in any given year is not variable. In order to attract and retain top-caliber executives, we provide executives with a level of predictable benefit amounts that reward the executive's continued service, and of those benefits, a mix of fixed short-term elements (like base salaries) and longer-term elements (like the non-qualified deferred compensation plan and 401(k) retirement benefits). This mix allows us to achieve our dual goals of attracting executives and retaining them.

        Our short-term incentive compensation opportunity and our long-term equity incentive opportunities are designed to reward performance and the creation of stockholder value, and therefore the value of these benefits is dependent on performance. Our short-term cash incentive opportunity is primarily intended to hold executives accountable for operating achievement and individualized performance goals related to the executive's primary areas of responsibility. It also aligns our executive officers' interests with those of our stockholders and helps us attract, motivate and retain executives. Our long-term equity incentives are also intended to align our executive officers' interests with those of our stockholders, by holding executives accountable for longer term performance achievement. As well, they help us attract, motivate and retain executives. Severance benefits are provided upon certain conditions to executives during challenging times for the industry or the Company to help ensure objectivity and to secure releases from potential claims in certain termination situations.

        The individual compensation elements are intended to create a total compensation package for each executive officer to provide competitive compensation opportunities relative to companies in our comparative peer group.

        Fiscal Year 2011 Executive Compensation.    Consistent with our compensation philosophies described above, our goal for fiscal 2011 was primarily to provide each Named Officer with an executive compensation program that was competitive in light of the compensation paid to comparable executives at our peer group companies and to take account of industry conditions affecting our Company.

        While our practice had generally been to target the level of each element of compensation at between the 50th and 75th percentile within our peer group of companies assuming target performance by the Company, we exercised our discretion to temporarily set certain compensation levels above the 75th percentile in negotiating the employment agreement for Mr. Khaykin, who joined us in February 2008 at a time when our executive management had been in transition and our Company faced significant challenges resulting from a prior Audit Committee investigation and a then pending restatement of financial statements. Because of the challenges facing the Company at that time, the compensation for Mr. Khaykin included the front-loading of approximately four years of equity awards. Those arrangements made for Mr. Khaykin carried through to fiscal year 2011, with Mr. Khaykin's overall fiscal year 2011 compensation being considered above the 75th percentile if a portion of the front loaded 2008 hiring equity awards are considered, but below the median percentile if such hiring awards are not considered. Mr. Barrow was hired in late fiscal year 2008, and Messrs. Daskal and Bixler were hired in early fiscal year 2009 as part of what was then a new management team, and their compensation was established at about a median level in comparison to peer companies at that time, reflecting our compensation philosophy, with such compensation level being slightly below median for fiscal year 2011.

        For fiscal year 2011, the Compensation Committee retained Frederic W. Cook & Co., Inc. ("FW Cook") to assist in assembling and analyzing compensation and performance levels among the peer companies identified below, prepare compensation analysis and summaries with respect to the Company's Named Officers, perform compensation reviews and make recommendations to the Compensation Committee regarding compensation programs and levels. During fiscal year 2011, except for the consulting services provided to the Compensation Committee, FW Cook did not perform any other services for the Company or its management.

        For fiscal year 2011, the Compensation Committee reviewed compensation information for the following peer group of companies: Altera, Analog Devices, Atmel, Avago, Cypress Semiconductor, Diodes, Inc., Fairchild Semiconductor, Integrated Device Technology, Intersil, IXYS, Linear Tech, LSI Logic, Maxim Integrated, Microchip Technology, Microsemi, National Semiconductor, ON Semiconductor, Qlogic, RF Micro, Semtech, Silicon Labs, Skyworks Solutions, Vishay, Volterra and Xilinx. Each of these peer companies is a publicly traded technology and semiconductor company and had revenue and market capitalization in a similar range as the Company at the time the peer group was selected. The peer group was the same group as used for peer comparisons for fiscal year 2010, with limited exceptions. Compared to fiscal year 2010, in fiscal year 2011, Avago, Diodes, Inc., IXYS, RF Micro and Volterra were added to the peer group, and LAM Research and AMIS Holdings were removed from the peer group, in order to more closely align the businesses of the peer group with the business conducted by the Company, to try to achieve a more comprehensive comparison with companies in the Company's industry and to achieve a balance of size of companies in the peer comparison more closely aligned to the size of the Company. At the end of fiscal year 2011, and in connection with equity awards made to Named Officers in June 2011, and for compensation decisions to be made for fiscal year 2012, the Compensation Committee once again reviewed and adjusted the peer group in order to try to achieve a balance of large and small peer companies and more closely align the businesses of the peer group with the business conducted by the Company by adding Cree, Micrel, Power Integrations and TriQuint Semiconductor, and removing Alterra, IXYS and Xilinx, from the peer group comparison.

Fiscal Year 2011 Executive Compensation Program Elements

Base Salaries

        Each of our Named Officers is party to an employment agreement or letter agreement that provides for a fixed base salary, subject to annual review by the Company. The Compensation Committee generally reviews base salaries for each executive officer in the first quarter of each fiscal year. In fiscal year 2011, the Compensation Committee considered the need to attract and retain key executives in light of the Company's challenging business and global economic environment, as well as the base salaries awarded to our other employees generally, our Company's performance and growth, a subjective determination of each executive officer's past performance and expected future contributions, and the base salaries and total cash compensation and equity awards earned by comparable executives at our peer group companies (based on their published data).

        Based on this review, annual base salary compensation arrangements in effect for Messrs. Khaykin, Daskal, Barrow and Bixler at the close of fiscal year 2010 were carried over into fiscal year 2011 without adjustment. Accordingly, the annual base salary for Mr. Khaykin, Mr. Daskal, Mr. Barrow and Mr. Bixler of $750,000, $350,000, $350,000 and $320,000, respectively, in effect when each of such persons joined the Company remained in effect throughout the 2011 fiscal year (See Description of Employment Agreements, Salary and Bonus Amounts of Named Officers, below). The Compensation Committee determined that these salary levels were appropriate for their respective duties and responsibilities and to successfully retain each of them in the competitive market. The Compensation Committee also determined that in light of the continuing challenging global economic environment, base salary increases were not appropriate for fiscal 2011. The base salary level for Mr. Khaykin, the Company's CEO, is significantly higher than the base salary levels for the other Named Officers reflecting his responsibility as CEO for the overall operations of the Company. The "Summary Compensation Table—Fiscal Year 2011" below sets forth the base salary paid to each Named Officer for fiscal year 2011.

Short-Term Incentive Compensation Opportunity

        For fiscal year 2011, the Compensation Committee established (based on the recommendations of the CEO), a short-term cash incentive bonus program for Named Officers based on the achievement of performance goals established for fiscal year 2011 aligned to the Company's strategic business plan. Under the incentive bonus program, each Named Officer was eligible to receive a cash bonus for fiscal year 2011, expressed as an individual target bonus established for the Named Officer, and determined based on the Company's achievement of pre-established Company performance goals and the achievement of individualized goals combined with an assessment by the Compensation Committee of the Named Officer's performance. However, no bonuses would be paid under the incentive bonus program if the Company did not achieve a threshold performance goal established by the Compensation Committee. Each officer's individual bonus target was expressed as a percentage of the officer's annualized base salary. The bonus targets established for Messrs. Khaykin, Daskal, Barrow and Bixler were 100%, 70%, 70% and 60%, respectively, of their base salary levels. When combined with salary, these target bonuses generally position target cash compensation at a level that is slightly below the median level of the peer group. The target bonus percentage established for each Named Officer was consistent with the target bonus percentage provided in each Named Officer's respective employment agreement or offer letter with the Company, with an increase for Mr. Bixler from 50% to 60%. The Compensation Committee determined that it would be appropriate to increase Mr. Bixler's target bonus to a level more closely aligned with the target bonuses for the other Named Officers, and to be more closely aligned with peer comparisons for that position and level of responsibility. The level of bonus target for each Named Officer was established by the Compensation Committee in its judgment to reflect the executives' varying degrees of responsibility and, except for the increase for Mr. Bixler, was the same as negotiated with the executive at the time he commenced employment with the Company.

        The Company's performance for the fiscal year 2011 bonus program was determined based on the Company's level of operating income, before giving effect to bonuses and excluding extraordinary and one-time items, such as the Company's enterprise resource planning project ("ERP"), during the Company's 2011 fiscal year. This measure (referred to as "OI" in this discussion) was used in order to more closely align executive compensation with a principal measure of the Company's business plan and with shareholder value. If the Company achieved the threshold OI performance goal, each Named Officer was eligible to receive up to 50% of his target bonus. If the Company achieved the target OI performance goal, each Named Officer was eligible to receive up to 100% of his target bonus. If the Company achieved the maximum OI performance goal, each Named Officer was eligible to receive up to 200% of his target bonus. The potential bonus opportunity for each Named Officer for levels of achievement by the Company between the performance goals for threshold and target, and levels of achievement by the Company between the performance goals for target and maximum would be determined on a scale depending on the extent to which the Company exceeded the specified OI goals for threshold or target, respectively.

        The OI scale for the bonus opportunity was established based in part on the size of the Company's employee population as of the end of the Company's 2010 fiscal year, and is subject to adjustment for changes in the number of employees during the fiscal year. The Company's goal is to provide a fixed bonus pool for all employees, including the Named Officers, for a fiscal year (to the extent bonuses are awarded). As a consequence, the amounts available for a Named Officer's potential bonus opportunity (as with the bonus opportunities for all employees of the Company) may be reduced to the extent the Company's employee base increases, and increased to the extent the Company's employee base decreases throughout the fiscal year. This feature was included in the program to recognize a shareholder interest in a fixed level of bonuses for a particular profit level, and to help enforce operating cost discipline.

        Once the Company determined the level of achievement of the OI goals, the actual bonus payouts would be subject to the Compensation Committee's subjective review of each Named Officer's performance against the individualized performance goals recommended by the CEO and established by the Compensation Committee for each Named Officer. The actual bonus opportunity could be reduced from the potential bonus opportunity depending on the extent to which performance goals were not achieved or the Compensation Committee determines to award less that the full potential bonus opportunity. The use of individual goals to establish the Named Officer bonus was to ensure that Named Officers focus on the areas where they have operational or policy making control. In any event, the Compensation Committee would have the discretion to adjust the amount of the bonus payable based on its assessment of individual performance. In no event would any bonus exceed 200% of the Named Officer's applicable target bonus.

        The bonus program is divided into two measurement periods (each, a "Measurement Period"), comprised of the first two fiscal quarters of fiscal 2011 ("First Half Period") and the last two fiscal quarters of fiscal 2011 ("Second Half Period"). The Compensation Committee established goals for the Named Officers for each period as described above. For the First Half Period, the potential threshold, target and maximum bonus opportunities corresponded to OI levels of $30.4 million, $78.8 million and $224.3 million, respectively. For the Second Half Period, the potential threshold, target and maximum bonus opportunities corresponded to OI levels of $30.4 million, $84.2 million and $238.9 million, respectively.

        First Half Period.    For the First Half Period, the Compensation Committee established a mix of corporate and individualized goals for the Named Officers, with 100% of Mr. Khaykin's bonus opportunity and 30% of the bonus opportunity for Messrs. Daskal, Barrow and Bixler being based on the Company's level of actual operating income performance during the First Half Period. For Messrs. Daskal, Barrow and Bixler, 70% of their bonus opportunity was based on the achievement of individualized performance goals established by the Compensation Committee based on the particular Named Officer's functions and areas of responsibility. Set forth below is a summary of the performance elements established for each Named Officer and the applicable portion of the Named Officer's bonus opportunity for such elements for the First Half Period:

Named Officer	First Half 2011 Fiscal Year Incentive Goal	Portion of Bonus Opportunity
Oleg Khaykin	Achieve operating income greater than $61.3 million(1)	100%
Ilan Daskal	Achieve operating income greater than $61.3 million(1)	30%
	Achieve combined Sales, General and Administrative ("SG&A") expense and Research and Development ("R&D") expense levels(2)	30%
	Achieve internal projects(3)	40%
Michael Barrow	Achieve operating income greater than $61.3 million(1)	30%
	Company manufacturing capacity efforts(3)	40%
	Company cost reduction efforts(3)	30%
Timothy E. Bixler	Achieve operating income greater than $61.3 million(1)	30%
	Company's audit and litigation support efforts(3)	40%
	Company cost control efforts(3)	30%

(1)
The Compensation Committee goal included 100% achievement if the Company's operating income for the First Half Period was greater than $61.3 million, 50% if equal to $61.3 million and 0% if less than $61.3 million. During the First Half Period, the Company reported operating income of $76.2 million, satisfying the threshold to achieve 100% of the goal.

(2)
For the First Half Period, the Compensation Committee's goal was a level of SG&A and R&D expense less than or equal to $153.2 million. During the First Half Period, the Company's combined SG&A and R&D expense was reported to be $151 million. Within this combined target, the Company's SG&A expense of $94.9 million exceeded the Company's target SG&A expense of $94.2 million, as a result of higher sales commissions resulting from higher than anticipated revenues. The Compensation Committee provided the incentive award with full achievement for Mr. Daskal of the SG&A/R&D goal on the basis of the achievement of the overall goal and the Company having received the benefit of increased revenues.

(3)
For the performance goals and assessments for non-reported financial metrics, such as the achievement of certain finance function projects, manufacturing capacity efforts, cost control or cost reduction efforts or audit and litigation support, the Company does not disclose the goals, plans or components thereof because they constitute confidential business information that could impair the ability of the Company to compete effectively. However, the Company believes the performance goals were challenging but reasonable under the Company's circumstances, and the evaluation of the merits of each was based on the Compensation Committee's assessment of performance. For the First Half Period, the Compensation Committee determined that each of these goals were sufficiently satisifed to award full achievement for such elements.

        Following the end of the First Half Period, the Compensation Committee determined that the Company's target OI goal of $78.8 million had been exceeded with OI results of $97 million, which was the Company's reported operating income for such period as adjusted to remove the effects of the Company's bonus plans ($20.8 million). That level of OI represented a level of approximately 115% of target bonuses. Additionally, the Compensation Committee determined that for each Named Officer all individualized performance goals with respect to the program were sufficiently satisfied to award bonuses in the amounts of $431,250, $140,875, $140,875 and $110,400 to Messrs. Khaykin, Daskal, Barrow and Bixler, respectively (such amounts representing in each case 115% of the Named Officer's target bonus for the First Half Period).

        Second Half Period.    For the Second Half Period, the Compensation Committee established a mix of corporate and individual goals for each Named Officer, with 70% of Mr. Khaykin's bonus opportunity based upon the Company's level of achievement of actual operating income, and 30% of the bonus opportunity based on the Compensation Committee's subjective determination of Mr. Khaykin's performance against certain qualitative standards. For the Named Officers other than Mr. Khaykin, the Compensation Committee established a mix of individual goals, with 70% of the bonus opportunity based on the Compensation Committee's determination of the Named Officer achieving individualized performance goals and 30% of the bonus opportunity based on the Compensation Committee's subjective determination of the Named Officer's performance against qualitative standards. The use of subjective evaluation for the Second Half Period was intended to add an element of performance evaluation at a time when it appeared more likely than not that the Company's operating income target for the period would in fact be met.

        Set forth below is a summary of the performance elements established for each Named Officer and the applicable portion of the Named Officer's bonus opportunity for such elements for the Second Half Period:

Named Officer	Second Half 2011 Fiscal Year Incentive Goal	Portion of Bonus Opportunity
Oleg Khaykin	Achieve operating income greater than $61.3 million(1)	70%
	Qualitative performance elements(5)	30%
Ilan Daskal	Achieve shipment revenues(2)	20%
	Achieve combined SG&A and R&D levels(3)	20%
	Achieve internal projects(4)	30%
	Qualitative performance elements(5)	30%
Michael Barrow	Achieve shipment revenues(2)	20%
	Company manufacturing capacity efforts(4)	20%
	Company cost reduction efforts(4)	30%
	Qualitative performance elements(5)	30%
Timothy E. Bixler	Company's audit, litigation and business support efforts(4)	50%
	Company cost control efforts(4)	20%
	Qualitative performance elements(5)	30%

(1)
The Compensation Committee goal included 100% achievement if the Company's operating income for the Second Half Period was greater than $61.3 million, 50% if equal to $61.3 million and 0% if less than $61.3 million. During the Second Half Period, the Company reported operating income of $72.2 million, satisfying the threshold to achieve 100% of the goal.

(2)
The Compensation Committee goal included 100% achievement if Company shipment revenues for the Second Half Period were greater than $600 million, 80% if between $590 million and $600 million, and 50% if less than $590 million. During the Second Half Period, the Company's reported shipment revenues were $610.5 million, satisfying the threshold to achieve 100% of the goal.

(3)
For the Second Half Period, the Compensation Committee's goal was a combined level of SG&A and R&D expense less than or equal to $155.9 million. During the Second Half Period, the Company's combined SG&A and R&D expense was reported to be $162.1 million. In determining the assessment of performance, the Compensation Committee determined that the goal was substantially satisfied due to items in the total amount of $6.7 million related to the Company's acquisition of CHiL Semiconductor and other one-time items, which the Compensation Committee determined should not be considered as they were not included in establishing the performance goal.

(4)
For the performance goals and assessments for non-reported financial metrics, such as the achievement of certain finance function projects, manufacturing capacity efforts, cost control or cost reduction efforts, or audit, litigation and business support, the Company does not disclose the goals, plans or components thereof because they constitute confidential business information that could impair the ability of the Company to compete effectively. However, the Company believes the performance goals were challenging but reasonable under the Company's circumstances, and the evaluation of the merits of each was based on a Compensation Committee's assessment of performance. For the Second Half Period, the Compensation Committee determined that all such goals had been achieved for the Named Officers, with the exception of assessing an achievement level of 75% for Mr. Daskal with respect to the achievement of internal projects and an achievement level of 66.6% for Mr. Barrow with respect to Company cost reduction efforts.

(5)
For each Named Officer, this component refers to a subjective assessment by the Compensation Committee of the Named Officer's performance during the fiscal year. For the Second Half Period, the Compensation Committee assessed a subjective performance level of 90% for Mr. Khaykin and 85% for each of the other Named Officers.

        During the Second Half Period, the Company achieved OI of $88 million, this figure representing the Company's reported operating income for such period as adjusted to remove the effects of the Company's bonus plans ($18.8 million), and one-time items related to special projects ($3 million). That level of OI represented a level of approximately 103% of target bonuses. Taking into account the Compensation Committee's performance assessment of individualized performance goals for each Named Officer described above, the Compensation Committee awarded Second Half Period bonuses in the amounts of $374,663, $111,034, $107,880 and $94,430 to Messrs. Khaykin, Daskal, Barrow and Bixler, respectively (such amounts representing in each case 103% of the Named Officer's target bonus for the Second Half Period, subject to the performance assessments described above).

  Equity Incentive Awards

        Timing of Equity Awards.    In fiscal year 2011, equity awards were granted at the commencement of the fiscal year, reflecting performance considerations for fiscal year 2010, and then the annual equity awards that would normally be granted at the commencement of fiscal year 2012 were granted at the end of fiscal year 2011 to reflect fiscal year 2011 performance. The awards are viewed as annual awards for two separate years, even though they occurred within the same fiscal year, being granted less than three weeks short of a full year apart. The timing of these awards occurring within the same fiscal year was a one-time transition to an end-of-fiscal year grant cycle, but it has the effect of causing it to appear as though the Company awarded two sets of annual grants for the same fiscal year for certain Named Officers, which is not the case.

        Fiscal Year 2011 Annual Equity Awards.    The Company's view is that the executive officers' long-term compensation should be directly linked to the value provided to our stockholders. In fiscal year 2011, in order to retain key employees and to align the granting of equity awards with the Company's performance to its overall business plan, Compensation Committee established a restricted stock unit ("RSU") award program ("RSU Program") for certain key employees, including the Named Officers, consisting of the grant of two types of RSU awards: (i) RSU awards that vest over the employee's service with the Company ("Retention RSUs") and (ii) RSU awards that vest on the satisfaction of specified performance conditions ("Performance RSUs"). The Company's view is that awarding Retention RSU awards helps to reward and retain its executives over a longer period of time, and that awarding Performance RSUs provides further incentives for executives to help the Company achieve specific performance goals over the medium to long term that are intended to create value for the Company's stockholders. Given the industry and economic conditions in effect during the beginning of fiscal year 2011, the Committee believed it appropriate to provide a mix of both long term and medium to long term incentives with awards of both Retention RSUs and Performance RSUs.

        The Compensation Committee made awards of Retention RSUs and Performance RSUs to Named Officers on July 7, 2010 and June 23, 2011. As part of its annual performance and compensation review process, the recent practice of the Compensation Committee had been to approve annual equity awards for the Company's Named Officers in the first quarter of the Company's fiscal year. These awards were made contemporaneously with awards to employees generally and after considering the previous fiscal year's performance and other factors. For example, for fiscal year 2011, the Compensation Committee approved equity awards for employees, including certain of the Company's Named Officers, on July 7, 2010, the second week of the Company's 2011 fiscal year. Those awards included consideration of the Company's fiscal year 2010 performance. Commencing with the equity awards made on June 23, 2011, the Company intends to grant annual equity awards to employees, including Named Officers, in the last few weeks of the fiscal year in order to better align pay with the Company's performance during the fiscal year of grant and its performance review process, rather than granting that same award in the first few weeks of the subsequent fiscal year. As a result of this change in process, Named Officers who received equity awards in July 2010 received a second equity award in June 2011, with both awards occurring within the same 2011 fiscal year, even though these awards were made more than eleven months apart and should be regarded as relating to two different fiscal years.

        July 7, 2010 Awards.    On July 7, 2010, the Compensation Committee made RSU awards ("July 2010 RSUs"), consisting of Retention RSUs ("July 2010 Retention RSUs") and Performance RSUs ("July 2010 Performance RSUs") under the RSU Program to Messrs. Daskal, Barrow and Bixler, as follows:

Named Officer	July 2010 Retention RSUs	July 2010 Performance RSUs	Total July 2010 RSUs
Ilan Daskal	12,000	12,000	24,000
Michael Barrow	12,000	12,000	24,000
Timothy E. Bixler	6,000	6,000	12,000

        In determining the levels of awards to be made, the Compensation Committee reviewed the awards in the context of the overall potential compensation level for each Named Officer as compared to the Company's peer group and established levels at approximately the median level for equity grants to executives with similar positions at the peer companies. No award was made to Mr. Khaykin in view of the front loaded equity awards previously made to Mr. Khaykin at the time of his hire.

        For the July 2010 Retention RSUs, one third of the RSU award vests on each of the first three anniversaries of the grant date, subject to the executive's continued service with the Company through the vesting date and the other terms and conditions of the Plan and the applicable award agreement.

        For the July 2010 Performance RSUs, the vesting of the award depends on the satisfaction of specified performance conditions established by the Compensation Committee. Vesting takes place upon the Company's achievement of certain performance goals ("Corporate Performance Goals"), or certain individual performance goals ("Individual Performance Goals"), or both, during any given Company fiscal quarter up to the end of the Company's 2012 fiscal year. For Messrs. Daskal and Bixler, the Corporate Performance Goals consist of the Company achieving a combination of levels of gross margin and operating income. For Mr. Barrow, the Corporate Performance Goal consists of the Company achieving a combination of levels of revenue and gross margin. The Individualized Performance Goals for each Named Officer were designed to relate to the achievement of a significant milestone or project associated with such officer's area of responsibility within the Company, and therefore the goals varied among the Named Officers.

        For Mr. Daskal, (i) if the Corporate Performance Goal were achieved, then 40% of the July 2010 Performance RSU would vest on the "Vesting Date" (as defined below), and (ii) if the Individualized Performance Goal were achieved, then 60% of the July 2010 Performance RSU award would vest on the "Vesting Date." For Mr. Barrow, (i) if the Corporate Performance Goal and certain Individualized Performance Goals were all achieved, then 70% of the July 2010 Performance RSU award would vest on the "Vesting Date," and (ii) if certain other Individualized Performance Goals were met, then 30% of the July 2010 Performance RSU award would vest on the "Vesting Date." For Mr. Bixler, if the Corporate Performance Goal and the Individualized Performance Goal were both achieved, then 100% of the July 2010 Performance RSU award would vest on the "Vesting Date."

        The "Vesting Date" is defined as the third business day following the filing of the Company's financial statements with the Securities and Exchange Commission ("SEC") for the Company's fiscal quarter or year, as the case may be, following the satisfaction of the applicable performance condition(s), but in no event later than the third business day following the Company's filing with the SEC of its Annual Report on Form 10-K for its 2012 fiscal year ("Expiration Date"). Any July 2010 Performance RSUs under the awards that are not vested by the Expiration Date will terminate. The determination of whether the Corporate Performance Goal or any Individualized Performance Goal has been met shall be made by the Compensation Committee. As of September 30, 2011, the Compensation Committee had not determined that any of the performance goals for the July 2010 Performance RSUs were satisfied for any Named Officers and all such July 2010 Performance RSUs remain unvested and outstanding. The awards remain eligible to vest during the 2012 fiscal year based on the performance criteria described above.

        June 23, 2011 Awards.    On June 23, 2011, the Compensation Committee made RSU awards ("June 2011 RSUs") to Named Officers consisting of Retention RSUs ("June 2011 Retention RSUs") and Performance RSUs ("June 2011 Performance RSUs"), as follows:

Named Officer	June 2011 Retention RSUs	June 2011 Performance RSUs	Total June 2011 RSUs
Oleg Khaykin	25,000	86,000	111,000
Ilan Daskal	10,000	24,000	34,000
Michael Barrow	10,000	24,000	34,000
Timothy E. Bixler	6,500	12,000	18,500

        In reviewing the levels of awards to be made, the Compensation Committee reviewed the awards in the context of the overall potential compensation level for each Named Officer as compared to the Company's peer group, and the performance of the Company in fiscal year 2011. The awards were generally larger than those made in July 2010 as a consequence of the Company's improved performance for the fiscal year and the long term nature of the performance goals. The long term performance goal was intended to further align Named Officer performance with longer term investor goals. For these awards, the Company chose a performance goal of the market appreciation of the Company's common stock and a vesting period of three fiscal years. These metrics were chosen in order to help align Named Officer's incentives with long term investor goals and interests.

        For the June 2011 Retention RSUs, one third of the RSU award vests on each of the first three anniversaries of the grant date, subject to continued service with the Company and the other terms and conditions of the Plan and applicable award agreement.

        For the June 2011 Performance RSUs, each RSU award is scheduled to vest or terminate, in whole or in part, as the case may be, depending on the extent to which the Company's Final Average Share Price (as defined below) exceeds the Fair Market Value (as determined under the Plan) of a share of Company common stock on the grant date of the award (the "Base Price").

        If the Final Average Share Price is equal to or greater than one hundred and thirty three percent (133%) of the Base Price, one hundred percent (100%) of the total number of units subject to the award shall vest as of the end of the Company's 2014 fiscal year (the "Vesting Date"). If the Final Average Share Price is less than one hundred and thirty three percent (133%) of the Base Price, the total number of units subject to the award (if any) that vest as of the Vesting Date will be reduced (but not below zero) proportionately by three percent (3%) for each whole percentage point by which the percentage appreciation of the Final Average Share Price over the Base Price is less than thirty three percent (33%). Any fractional unit will be rounded down to the next whole unit.

        For the purposes of the award, "Final Average Share Price" means the unweighted average of the daily closing prices of the Company's shares of common stock on the New York Stock Exchange for all trading days in the Company's fiscal year ending in June 2014; provided, however, that in determining the Final Average Share Price, the Compensation Committee shall add back any ordinary or extraordinary cash dividends (without interest) paid by the Company on the common stock during the Company's fiscal year ending in June 2014. An average was used in establishing the final goal in order to minimize the effects of potential short term volatility in the price of the Company's common stock.

        The determination of whether, and to the extent, the vesting condition has been achieved shall be made by the Compensation Committee. Any June 2011 Performance RSUs that do not vest as of the Vesting Date shall terminate.

        Starting with the June 2011 awards, the Compensation Committee changed the forms of award agreement for RSUs eliminating dividend equivalent rights for the awardee and providing that, for retention RSUs, in a defined "change in control" event, automatic acceleration would only occur if there is an actual or constructive termination of the Named Officer's employment within two years after the change in control.

        Fiscal Year 2010 Performance RSUs that Vested in Fiscal Year 2011.    During the Company's prior fiscal year, on November 9, 2009, Compensation Committee made awards of Performance RSUs ("Fiscal Year 2010 Performance RSUs"), to each of the Named Officers, with certain performance vesting conditions. These awards were part of the Company's compensation decisions for the prior fiscal year and are described in the Company's proxy statement for its 2010 fiscal year filed with the SEC on October 1, 2010. The results for the Fiscal Year 2010 Performance RSUs are described below solely for the purposes of describing the Compensation Committee's performance assessment decisions made during fiscal year 2011, as the awards themselves were not made during fiscal year 2011.

        During fiscal year 2011, on August 27, 2010, the Compensation Committee determined that the performance vesting conditions for each of the Fiscal Year 2010 Performance RSUs were satisfied and each of the Fiscal Year 2010 Performance RSUs were vested in full. Set forth below is a summary of the

Fiscal Year 2010 Performance RSUs granted to each Named Officer, including amount of award and applicable vesting conditions:

Named Officer	Fiscal Year 2010 Performance RSUs	Vesting Conditions	Percent of RSUs Subject to Applicable Vesting Conditions
Oleg Khaykin	25,000	Quarter Profitability(1)	100%
Ilan Daskal	12,500	Quarter Profitability(1)	50%
		Achieve internal projects(2)	25%
		Company cost control efforts(3)	25%
Michael Barrow	12,500	Quarter Profitability(1)	100%
Timothy E. Bixler	10,500	Quarter Profitability(1)	50%
		Company cost control efforts(2)	50%

(1)
The applicable performance goal included the requirement that the Company achieve a positive operating income for two consecutive fiscal Quarters between October 2009 and September 2010. The Compensation Committee determined that this was accomplished at the end of fiscal year 2010 with positive operating income having been achieved by the Company in each of the Company's fiscal March and June ending quarters of fiscal year 2010.

(2)
For the performance goals with non-reported financial metrics, such as the achievement of certain internal projects, and cost control efforts, the Company does not disclose the goals, plans or components thereof because they constitute confidential business information that could impair the ability of the Company to compete effectively. However, the Company believes the performance goals were challenging but reasonable under the Company's circumstances.

(3)
For Mr. Daskal, cost reduction efforts included achieving the Company's budgeted SG&A expense target of $176.8 million for fiscal year 2010. This goal was achieved with actual SG&A expense results of $169.2 million for the 2010 fiscal year.

        Timing of Award Grants.    The Company has not historically had any program, plan or practice to time the grant of equity-based awards to our executives in coordination with the release of material non-public information; however the Company has adopted a practice for grants of option awards to generally be made on the third trading day following the filing of the Company's next periodic report with the SEC (with option awards to new directors being made at the day of appointment), with RSU awards granted at the time deemed appropriate for the business needs of the Company. All equity grants are made under the Company's stock plans approved by the stockholders. The per share exercise price of options cannot be less than the closing price of the Company's common stock on the date of grant.

Non-Qualified Deferred Compensation Plan

        The Company maintains the DCP which became effective July 5, 2004, for the benefit of its executives and other key employees and its directors. Under the DCP, select employees who satisfy certain eligibility requirements, including each of the Named Officers, and members of the Board, may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their bonus, 100% of their cash compensation earned under any Company incentive plan or 100% of their director fees to be earned during the following calendar year. In addition, the Company may make discretionary contributions, although it did not do so for fiscal year 2011. The Company believes that providing executive officers with deferred compensation opportunities is a cost-effective way to permit officers to receive potential tax benefits associated with delaying the income tax event on the deferred compensation (and investing the pre-tax compensation), even though the related deduction for the Company is also deferred.

        None of the Named Officers (or any of our directors) has elected to participate in the DCP, and the Company has made no contribution to the DCP with respect to any of the Named Officers.

401(k) Retirement Benefits

        The Company provides retirement benefits to its executive officers under the terms of its tax-qualified 401(k) plan. The Named Officers participate in the plan on substantially the same terms as the other participating employees.

Perquisites

        The Company provides certain perquisites and personal benefits to the executive officers. The nature and amount of these perquisites vary among the executive officers and generally include one or more of the following: automobile allowance and relocation benefits as applicable. While the Company does not provide many perquisites or personal benefits, we believe that perquisites and personal benefits are often a tax-advantaged way to provide the executive officers with additional annual compensation that supplements their other compensation opportunities, and therefore we treat perquisites as another component of annual compensation that is merely paid in a different form. In the case of relocation benefits, they also provide an important element in the Company's ability to recruit key talent. The perquisites and personal benefits paid to each Named Officer in fiscal year 2011 are reported in the "Summary Compensation Table—Fiscal Year 2011" below, and are explained in more detail in footnotes (3) through (6) thereto. All relocation benefits paid in fiscal year 2011 were pursuant to offer letters entered into at the time of the Named Officer's hire (although modified in prior fiscal years) and are viewed by the Compensation Committee as reflecting compensation decisions from prior fiscal years.

Severance and Other Benefits

        Severance Benefits Generally.    Prior to fiscal year 2008, none of the executive officers of the Company were parties to any contract, plan or arrangement that provided the executive officers with any severance or other payments at, following or in connection with a termination of employment with the Company. During fiscal year 2008, in order to support the Company's compensation objective of attracting, retaining and motivating qualified executives and in light of the Company's challenging business circumstances and uncertainty at the time, the Company determined that it was in the best interests of the Company's stockholders to provide its executive officers with severance protections upon certain types of termination. The severance protections for our executive officers are negotiated on an individual by individual basis in connection with the negotiation of other employment terms, typically in connection with the entering into of employment agreements or employment offer letters or separation agreements with each executive officer.

        Severance Benefits for Named Officers.    As described in more detail below under "Potential Payments Upon a Termination or Change in Control," the employment agreement for Mr. Khaykin provides that

Mr. Khaykin may receive severance and other benefits upon an actual or constructive termination of employment, with enhanced benefits if such termination occurs in connection with a change in control of the Company. Each of the other Named Officers would be entitled to severance and other benefits upon an actual or constructive termination of employment under the terms of their respective severance agreements with the Company if such termination occurs in connection with a change in control of the Company. Under their respective agreements, the Named Officers may also be entitled in certain circumstances to a tax "gross-up" payment in the event that the benefits they are entitled to receive are subject to the imposition of excise taxes under Section 4999 of the Internal Revenue Code in connection with a change in control of the Company. These gross-up benefits were negotiated in connection with entering into their respective agreements and the Compensation Committee determined that providing these Named Officers with this benefit was necessary and appropriate to attract and retain these executive officers during a challenging period for the Company. However, the Company has made a determination as a matter of policy that such provisions will not be included in future agreements with executive officers.

        The Compensation Committee has also adopted non-binding severance guidelines that are applicable to officers of the Company in the event that their employment is terminated by the Company for reasons other than for cause. However, the guidelines would not apply to any Named Officer who already has a negotiated severance agreement in place. Accordingly, the guidelines would not apply to Messrs. Khaykin, and would not apply to Messrs. Daskal, Barrow or Bixler to the extent the conditions set forth in their respective severance agreements are applicable to the given event. While these are guidelines, they are not contractual commitments on behalf of the Company. The Compensation Committee adopted these guidelines in an effort to try to standardize severance compensation for terminating employees. Under the severance guidelines, such officers could be provided with a severance benefit from the Company of up to fifty-two weeks of base pay, a maximum of one year following employment termination date to exercise vested stock options, six months' continued medical plan coverage and six months outplacement services under Company practices. Severance arrangements may include certain additional covenants in favor of the Company and may include certain additional severance pay to compensate the officer for being able to consult with the Company or to assist with the transition of duties. An executive officer would be required to provide a release of claims in order to receive any enhanced severance benefits. Notwithstanding the adoption of the severance policy, the policy is non-binding and the Compensation Committee retains the discretion and the authority to review, approve, modify or alter any such arrangement.

        We generally do not believe that executive officers should be entitled to severance benefits merely because a change in control transaction occurs and require a termination event to take place in order to pay cash severance. However, under the terms of our stock incentive plans, unless the Board determines otherwise, if the Company undergoes a "change in control" (as defined in the applicable stock incentive plan), then, like all other employees, Named Officers will receive immediate vesting and/or payout of their outstanding long-term incentive compensation awards granted prior to June 2011. Although this vesting will occur whether or not a Named Officer's employment terminates, we believed it was appropriate to fully vest equity awards in these change in control situations because such a transaction may effectively end the Named Officers' ability to realize any further value with respect to the equity awards. For the June 2011 Retention RSU awards, the Compensation Committee provided that the awards would vest in the event of a change in control only if there is an actual or constructive termination of the executive's employment within two years after the change in control. Also, the June 2011 Performance RSU awards provide for acceleration of the applicable vesting date and determination by the Compensation Committee of whether the performance condition has been met in the event of a change in control, on certain terms and conditions as set forth in the award agreement.

        Please see the "Potential Payments Upon Termination or Change in Control" section below for a description of the potential payments that may be made to the Named Officers in connection with their termination of employment or a change in control.

Actions of the Compensation Committee Following Fiscal Year 2011

        Following the close of fiscal year 2011, the Compensation Committee adopted its fiscal year 2012 compensation arrangements for the Named Officers. The base salary for each Named Officer was unchanged for fiscal year 2012. The Compensation Committee also adopted a cash incentive compensation program for Named Officers.

        The cash incentive program for fiscal year 2012 is similar in design to the fiscal year 2011 program. Under the cash incentive bonus program, each Named Officer is eligible to receive a cash bonus for fiscal year 2012, expressed as a target bonus percentage of the Named Officer's annualized base salary, and determined through the Company's achievement of certain performance levels and the achievement during the Program Period of a combination of performance goals established for such Named Officer and the Compensation Committee's subjective determination of the Named Officer's performance against certain qualitative standards. The target bonus percentages for all Named Officers were unchanged from fiscal year 2011. The Company's fiscal year 2012 performance goal for the program is based upon the Company's level of achievement of operating income before bonus and excluding extraordinary and one-time items, such as the Company's ERP initiatives. Goals and assessments for the program are made on a semiannual basis. In addition, the Named Officers are eligible for a supplemental bonus of up to 50% of the total bonus payable for the 2012 fiscal year on a sliding scale depending on the Company's compound annual growth rate over the 2012 fiscal year. In no event will any bonus under the program, including any supplemental bonus, exceed 200% of the Named Officer's applicable target bonus.

        Following the close of fiscal year 2011, the Compensation Committee also approved an annual allowance of $65,000 for Mr. Daskal effective as of the commencement of the Company's 2012 fiscal year in lieu of and contemporaneous with the termination of certain relocation and temporary living benefits he would have otherwise been entitled to pursuant to his September 2008 offer letter agreement described below (See "Description of Employment Agreements, Salary and Bonus Amounts of Named Officers").

Section 162(m) Policy

        Under current Internal Revenue Service guidance, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any year to the corporation's CEO and certain of its other executive officers. However, Section 162(m) exempts qualifying performance-based compensation from the deduction limit if certain other requirements are met. As one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits, including the Company's ability to deduct these amounts as compensation under Section 162(m). However, the Compensation Committee retains the flexibility necessary to provide total compensation in line with competitive practice, the Company's compensation philosophy, and the interests of stockholders. Accordingly, the Company may pay compensation to the Named Officers that may not be deductible for federal income tax purposes.

COMPENSATION COMMITTEE REPORT(1)

        The Compensation Committee has certain duties and powers as described in its Charter. As of the end of our 2011 fiscal year, the Compensation Committee was comprised of the four (4) Non-Employee Directors named at the end of this report, each of whom is independent as defined by the NYSE listing standards.

        The Compensation Committee for our 2011 fiscal year has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this proxy statement. Based upon this review and our discussions, the Compensation Committee for our 2011 fiscal year has recommended to the Board of Directors that the Compensation Discussion and Analysis ("CD&A") section be included in this proxy statement. The CD&A section includes information for the Company's 2011 fiscal year based on the date of the filing of this report.

The Compensation Committee of the Board of Directors

Rochus E. Vogt (Chair) Mary B. Cranston Barbara L. Rambo Dwight W. Decker

(1)
SEC filings sometimes "incorporate information by reference." This means a company is referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless the Company specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 or the Exchange Act.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE
TO THE COMPANY'S RISK MANAGEMENT

        The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company. We believe that the Company has appropriate safeguards in place with respect to compensation programs that assist in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives and employees. These safeguards include: managing pay opportunities to market levels through peer benchmarking; balancing performance focus between near-term objectives and long-term shareholder value creation; issuing equity awards that vest over multi-year time horizons; focusing equity on full value shares and performance shares (other than stock options) and capping cash incentive plan payments. Furthermore, the Compensation Committee retains its own independent compensation consultant to provide input on executive pay matters, meets regularly, and approves all performance goals, award vehicles, and pay opportunity levels.

 COMPENSATION COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

        Mary B. Cranston, Barbara L. Rambo and Rochus E. Vogt served as members of the Compensation Committee during all of our 2011 fiscal year. Dwight W. Decker has served as a member of the Compensation Committee since November 12, 2010. No current member of the Compensation Committee, and no member of our Compensation Committee during our 2011 fiscal year, is a current or former executive officer or employee of the Company, or had any relationships requiring disclosure by the Company under the SEC's rules requiring disclosure of certain relationships and related-party transactions. None of the Company's executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during our 2011 fiscal year.

SUMMARY COMPENSATION TABLE—FISCAL YEAR 2011

        The following table presents information regarding compensation of our Named Officers for services rendered during fiscal years 2011, 2010, and 2009:

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (h)	All Other Compensation ($)(3)(4)(5)(6) (i)	Total ($) (j)
Oleg Khaykin,	2011	750,000	—	1,844,190	—	805,913	—	3,600	3,403,703
Chief Executive Officer(3)	2010	750,000	—	476,750	—	—	—	5,048	1,231,798
	2009	778,845	—	5,692,500	5,767,500	—	—	61,120	12,299,965
Ilan Daskal,	2011	350,000	—	1,052,900	—	251,909	—	64,096	1,718,905
Executive Vice President	2010	350,000	—	238,375	—	—	—	97,136	685,511
and Chief Financial	2009	255,769	125,000	366,500	629,250	—	—	56,109	1,432,628
Officer(4)
Michael Barrow,	2011	350,000	—	1,052,900	—	248,755	—	9,945	1,661,600
Executive Vice President	2010	350,000	—	238,375	—	—	—	66,453	654,828
and Chief Operations	2009	363,461	—	528,500	635,250	—	—	91,611	1,618,822
Officer(5)
Timothy E. Bixler,	2011	320,000	—	565,945	—	204,830	—	3,708	1,094,483
Vice President, General	2010	320,000	—	200,235	—	—	—	3,759	523,994
Counsel and Secretary(6)	2009	313,846	160,000	278,250	281,250	—	—	51,784	1,085,130

(1)
For Mr. Daskal, the amount reported in Column (d) above for fiscal year 2009 represents the hiring bonus paid to Mr. Daskal pursuant to his employment agreement. For Mr. Bixler, the amount reported in Column (d) above for fiscal year 2009 represents the bonus guaranteed for Mr. Bixler for fiscal year 2009 under his employment agreement.

(2)
The amounts reported in Column (e) and (f) above reflect the aggregate grant date fair value for option and restricted stock unit awards (disregarding any estimate of forfeitures related to service-based vesting conditions) granted during each year presented and computed in accordance with FASB ASC Topic 718. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by vesting in an option, restricted stock or restricted stock unit award). For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see (i) the discussion of option and restricted stock unit award contained in Part II, Item 8, Note 7, "Stock-Based Compensation" to the Company's Consolidated Financial Statements, included in the Company's 2011 Annual Report, and (ii) similar Stock-Based Compensation

  Plan notes contained in the Company's Consolidated Financial Statements filed with Annual Reports on Form 10-Ks for fiscal years prior to fiscal year 2011 as to the options and restricted stock unit awards granted in those years.

In accordance with applicable SEC rules, the Company is required to include the grant date fair value of all stock and option awards granted during the applicable fiscal year. As discussed beginning on page 28 of the "Compensation Discussion and Analysis" above, the timing of the Company's equity awards changed during fiscal 2011. Previously, the Company's practice was to grant equity awards at the start of each fiscal year and, during fiscal 2011, the Company began granting equity awards at the end of each fiscal year. Accordingly, the stock award values reported in the table above for fiscal 2011 are higher than they would have been had this change not occurred because they include the grant date values of equity awards to the Named Officers at the beginning of the fiscal year in July 2010 (other than as to Mr. Khaykin) and at the end of the fiscal year in June 2011.

(3)
The amount reported in Column (i) for Mr. Khaykin for fiscal year 2011 consists of employer paid life insurance premiums ($3,600).

(4)
The amount reported in Column (i) for Mr. Daskal for fiscal year 2011 consists of relocation expenses of $53,251 inclusive of a tax gross-up of $18,857; an automobile allowance ($6,720); a matching contribution under the Company's 401(k) plan ($3,000) and employer paid life insurance premiums ($1,125). Mr. Daskal's relocation benefits are described in more detail in "Description of Employment Agreements, Salary and Bonus Amounts of Named Officers", below.

(5)
The amount reported in Column (i) for Mr. Barrow for fiscal year 2011 consists of an automobile allowance ($6,720); and employer paid life insurance premiums ($3,225).

(6)
The amount reported in Column (i) for Mr. Bixler for fiscal year 2011 consists of a matching contribution under the Company's 401(k) plan ($3,000); and employer paid life insurance premiums ($708).

Compensation of Named Officers

        The "Summary Compensation Table—Fiscal Year 2011" above quantifies the value of the different forms of compensation earned by or awarded to our Named Officers during our 2011 fiscal year. The primary elements of each Named Officer's total compensation reported in the table are base salary, an annual incentive compensation opportunity and other bonuses, and long-term equity incentives in the form of stock options and restricted stock units. Named Officers also received the other benefits listed in Column (i) of the "Summary Compensation Table—Fiscal Year 2011," as further described in footnotes (3) through (6) to the table.

        The "Summary Compensation Table—Fiscal Year 2011" should be read in conjunction with the tables and narrative descriptions that follow. A description of the material terms of each Named Officer's base salary and the bonuses received by each Named Officer, if any, is provided immediately following this paragraph. The Grants of Plan-Based Awards in Fiscal Year 2011 table, and the description of the Named Officers' annual incentive compensation opportunity that follows it, provides information regarding the equity awards and incentive bonus opportunities awarded to Named Officers during our 2011 fiscal year. The Outstanding Equity Awards at Fiscal Year Ended June 26, 2011 and Option Exercises and Stock Vested in Fiscal Year 2011 tables provide further information on the Named Officers' potential realizable value and actual value realized with respect to their equity awards. The discussion of the potential payments due upon a termination of employment or change in control that follows is intended to further explain the potential future payments that are, or may become, payable to our Named Officers under certain circumstances.

Description of Employment Agreements, Salary and Bonus Amounts of Named Officers

        The Company has entered into an employment agreement with Mr. Khaykin, and has entered into employment letter agreements with each of Messrs. Daskal, Barrow and Bixler.

        Mr. Khaykin.    The Company and Mr. Khaykin, the Company's CEO, are parties to an employment agreement dated February 6, 2008, providing for Mr. Khaykin to become the Company's President and CEO effective March 1, 2008. Mr. Khaykin's agreement generally provides for a three-year term, with annual renewals for up to four additional years unless either party provides a timely written notice of non-renewal. Neither party has provided notice of non-renewal under the agreement. Mr. Khaykin's agreement provides that his base salary will be $750,000 annually and his target annual incentive bonus opportunity will equal 100% of his base salary. Under Mr. Khaykin's agreement, the Company agreed to appoint Mr. Khaykin to the Company's Board promptly following March 1, 2008. In connection with any expiration of the term of Mr. Khaykin's Board seat during his period of employment with the Company, the Company has agreed to re-nominate Mr. Khaykin to the Board at the related annual meeting of the Company's stockholders. Mr. Khaykin's agreement also provides Mr. Khaykin with severance payments and benefits upon his termination of employment. See "Potential Payments upon Termination or Change in Control" below for a description of the material terms of these benefits.

        Mr. Daskal.    The Company and Mr. Daskal entered into an offer letter agreement dated September 20, 2008 ("Daskal Offer Letter") and a Severance Agreement dated September 20, 2008 ("Daskal Severance Agreement"). Under the Daskal Offer Letter, Mr. Daskal is entitled to an annual base salary of $350,000 and a target annual incentive bonus opportunity equal to 70% of his base salary (which may not be reduced in the first two years of employment). Included as part of Mr. Daskal's benefits under the Daskal Offer Letter were certain relocation, home sale assistance and temporary living assistance benefits for a period of one year following his employment start date with the Company. Such relocation benefits included a gross-up for taxes. Because Mr. Daskal's residence was not located near the Company's corporate headquarters, providing relocation benefits was an important inducement to securing the hiring of Mr. Daskal. On November 4, 2009, the Company and Mr. Daskal entered into an Offer Letter Amendment extending the period during which Mr. Daskal is eligible to receive such relocation, home sale assistance and temporary living assistance benefits until October 6, 2011, the end of third year following Mr. Daskal's start date with the Company. Following the close of fiscal year 2011, the Compensation Committee approved an annual allowance of $65,000 for Mr. Daskal, without tax gross-up, effective as of the commencement of the Company's 2012 fiscal year in lieu of any further relocation and temporary living benefits he would have otherwise been entitled to pursuant to his offer letter agreements. Mr. Daskal's agreement also provides for a monthly car allowance.

        The Daskal Offer Letter and the Daskal Severance Agreement also provide Mr. Daskal with severance payments and benefits upon his termination of employment. See "Potential Payments upon Termination or Change in Control" below for a description of the material terms of these benefits.

        Mr. Barrow.    On March 28, 2008, the Company entered into a letter agreement providing for Mr. Barrow to become the Company's Executive Vice President and Chief Operations Officer effective April 1, 2008. Mr. Barrow's agreement provides that Mr. Barrow's base salary shall be $350,000 annually and Mr. Barrow will have a target annual incentive bonus opportunity equal to 70% of his base salary. Mr. Barrow is also entitled to a car allowance and relocation benefits. On August 21, 2008, the Company and Mr. Barrow signed an agreement that provides Mr. Barrow with severance payments and benefits upon his termination of employment under certain conditions. See "Potential Payments upon Termination or Change in Control" below for a description of the material terms of these benefits.

        Mr. Bixler.    On May 16, 2008, the Company entered into a letter agreement providing for Mr. Bixler to become the Company's Vice President and General Counsel. Mr. Bixler subsequently joined the Company on July 8, 2008 and was appointed Secretary of the Company. Mr. Bixler's agreement provides that Mr. Bixler's base salary shall be $320,000 annually and Mr. Bixler will have a target annual incentive bonus opportunity equal to 50% of his base salary. In August 2010, the Compensation Committee increased the target bonus opportunity to 60% of his base salary commencing for periods beginning with the Company's 2011 fiscal year. Under his letter agreement, Mr. Bixler was also entitled to relocation benefits. On June 8, 2008, the Company and Mr. Bixler signed an agreement that provides Mr. Bixler with severance payments and benefits upon his termination of employment under certain conditions. See "Potential Payments upon Termination or Change in Control" below for a description of the material terms of these benefits.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2011

        The following table presents information regarding the equity and non-equity incentive awards granted to the Named Officers during fiscal year 2011 under the Company's Plan and the short-term incentive opportunities under the fiscal year 2011 cash incentive program. The material terms of each grant are described below under "Description of Plan-Based Awards."

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)
					Estimated Possible Payments Under Equity Incentive Plan Awards				All Option Awards: Number of Securities Underlying Options (#) (j)
		Estimated Possible Payments Under Non-Equity Incentive Plan Awards(1)								Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($)(2) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)					Type of Equity Award
Oleg Khaykin		$375,000	$750,000	$1,500,000
	06/23/11				—	—	—	25,000			$658,250	Restricted Stock Unit
	06/23/11				—	86,000	—	—			$1,185,940	Restricted Stock Unit
Ilan Daskal		$122,500	$245,000	$490,000
	07/07/10				—	—	—	12,000			$229,320	Restricted Stock Unit
	07/07/10				—	12,000	—	—			$229,320	Restricted Stock Unit
	06/23/11				—	—	—	10,000			$263,300	Restricted Stock Unit
	06/23/11				—	24,000	—	—			$330,960	Restricted Stock Unit
Michael Barrow		$122,500	$245,000	$490,000
	07/07/10				—	—	—	12,000			$229,320	Restricted Stock Unit
	07/07/10				—	12,000	—	—			$229,320	Restricted Stock Unit
	06/23/11				—	—	—	10,000			$263,300	Restricted Stock Unit
	06/23/11				—	24,000	—	—			$330,960	Restricted Stock Unit
Timothy E. Bixler		$96,000	$192,000	$384,000
	07/07/10				—	—	—	6,000			$114,660	Restricted Stock Unit
	07/07/10				—	6,000	—	—			$114,660	Restricted Stock Unit
	06/23/11				—	—	—	6,500			$171,145	Restricted Stock Unit
	06/23/11				—	12,000	—	—			$165,480	Restricted Stock Unit

(1)
Amounts represent the potential amounts payable for our 2011 fiscal year in respect of these Named Officers' annual incentive opportunity at threshold, target and maximum performance levels.

(2)
These amounts present the aggregate grant date fair value of the restricted stock unit awards computed in accordance with FASB ASC Topic 718 and do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by vesting in a restricted stock unit award). For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see the discussion of restricted stock unit award contained in Part II, Item 8, Note 7, "Stock-Based Compensation" to the Company's Consolidated Financial Statements, included in the Company's 2011 Annual Report.

 DESCRIPTION OF PLAN-BASED AWARDS

        Non-Equity Incentive Plan Awards.    Please see the "Compensation Discussion and Analysis" above for a description of the material terms of these awards.

        Equity Awards.    Each of the awards reported in column (g) of the table above represents an award of performance RSUs. The performance RSUs granted in July 2010 are eligible to vest based on the achievement of certain corporate and individual goals established by the Compensation Committee. The performance RSUs granted in June 2011 are eligible to vest based on the Company's stock price achieving certain pre-established levels. See the "Compensation Discussion and Analysis" above for more information on the vesting of these awards. Each of the awards reported in column (i) of the table above represents an award of retention RSUs that are scheduled to vest in annual installments over the three-year period after the grant date. Each RSU granted during fiscal year 2011 represents the right to receive one share of our common stock payable upon vesting subject to applicable withholding taxes. Each of these RSU awards is evidenced by an award agreement that sets forth the specific terms and conditions of the award, not inconsistent with the terms of the Plan.

        Under the Plan, unless the Compensation Committee determines otherwise, if the Company undergoes a "change in control event" (as defined in the Plan or applicable award agreement) each restricted stock unit will become vested and payable. However, commencing with the June 2011 Retention RSU awards, the Compensation Committee provided that the award would vest in the event of a change in control only if there is an actual or constructive termination of the Named Officer's employment within two years after the change in control. Also, the June 2011 Performance RSU awards provide for acceleration of the applicable vesting date and determination by the Compensation Committee of whether the performance condition has been met in the event of a change in control, on certain terms and conditions as set forth in the award agreement. If there is a transaction such as a reclassification, recapitalization, merger, consolidation, combination, spin-off or asset sale, the Compensation Committee may provide for a cash settlement or assumption, substitution or exchange of any or all outstanding awards.

        Each Named Officer's RSU awards reported in the table above were granted under, and are subject to the terms of, the Plan. The Plan is administered by the Compensation Committee, and the Compensation Committee has the ability to interpret and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding restricted stock unit awards to reflect the corporate transactions described above, and making provision to ensure that participants satisfy any required withholding taxes. The Named Officers are entitled to dividend equivalent rights on their July 2010 RSUs; however, no dividends were declared by the Company during fiscal year 2011. The Named Officers are not entitled to any dividend equivalent rights on their June 2011 RSUs. RSU awards are generally only transferable to a beneficiary of a Named Officer upon his death or as approved by the Compensation Committee.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR ENDED JUNE 26, 2011

        The following table presents information regarding the outstanding equity awards held by each Named Officer as of the end of our 2011 fiscal year:

						Stock Awards
									Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6) (j)
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)
		Option Awards					Market Value of Shares or Units of Stock That Have Not Vested ($)(6) (h)
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2) (c)	Option Exercise Price ($) (e)	Option Expiration Date(3) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(4)(5) (g)
Oleg Khaykin	08/06/2008	375,000	300,000	18.55	08/05/2013	100,000	2,609,000
	06/23/2011	0	0	0	0	25,000	652,250	86,000	2,243,740
Ilan Daskal	11/11/2008	0	25,000	12.07	11/10/2013	8,333	217,408
	05/13/2009	8,333	8,333	12.95	05/12/2014	1,666	43,645
	07/07/2010	0	0	0	0	12,000	313,080	12,000	313,080
	06/23/2011	0	0	0	0	10,000	260,900	24,000	626,160
Michael Barrow	08/06/2008	20,000	25,000	18.55	08/5/2013	8,333	217,408
	05/13/2009	8,333	8,333	12.95	05/12/2014	1,666	43,645
	07/07/2010	0	0	0	0	12,000	313,080	12,000	313,080
	06/23/2011	0	0	0	0	10,000	260,900	24,000	626,160
Timothy E. Bixler	08/06/2008	12,000	10,000	18.55	08/05/2013	5,000	130,450
	05/13/2009	10,000	5,000	12.95	05/12/2014	0	0
	07/07/2010	0	0	0	0	6,000	156,540	6,000	156,540
	06/23/2011	0	0	0	0	6,500	169,585	12,000	313,080

(1)
All exercisable options are currently vested.

(2)
All unexercisable options are currently unvested. Subject to each Named Officer's continued employment, these options ordinarily become vested over a three-year period, with one-third of each option grant becoming vested on each of the first three anniversaries of the date the award was granted; provided however, (i) the awards granted to Mr. Khaykin vest on the first five anniversaries following March 1, 2008, and (ii) the award granted to Mr. Daskal on November 11, 2008 vests on the first three anniversaries following October 6, 2008. As described in the "Potential Payments Upon Termination or Change in Control" section below, all or a portion of each option grant may vest earlier in connection with a change in control.

(3)
The expiration date shown is the normal expiration date, and the latest date that options may be exercised. Options may terminate earlier in certain circumstances, such as in connection with a Named Officer's termination of employment or in connection with certain corporate transactions, including a change in control.

(4)
Subject to each Named Officer's continued employment, the restricted stock units granted on August 6, 2008, November 11, 2008 and May 13, 2009 ordinarily become vested over a three-year period, with one-third of each restricted stock unit award becoming vested on each of the first three anniversaries of the grant date; provided however, (i) the awards granted to Mr. Khaykin vest on the first five anniversaries following March 1, 2008; and (ii) the award granted to Mr. Daskal on November 11, 2008 vests on the first three anniversaries following October 6, 2008. As described in the "Potential Payments Upon Termination or Change in Control" section below, all or a portion of each restricted stock unit award may vest earlier in connection with a change in control.

(5)
Subject to each Named Officer's continued employment, the restricted stock units granted to Messrs. Daskal, Barrow and Bixler on July 7, 2010 and outstanding in the amounts of 12,000 units, 12,000 units and 6,000 units, respectively, and the restricted stock units granted to Messrs. Khaykin, Daskal, Barrow and Bixler on June 23, 2011 and outstanding in the amounts of 25,000, 10,000 units, 10,000 units and 6,500 units, respectively, ordinarily become vested over a three-year period, with one-third of each option grant becoming vested on each of the first three anniversaries of the grant date. As described in the "Potential Payments Upon Termination or Change in Control" section below, all or a portion of each option grant may vest earlier in connection with a change in control.

(6)
The aggregate market value of outstanding restricted stock unit awards is based on the closing price of the Company's common stock on June 24, 2011, which was the last trading day of the 2011 fiscal year.

(7)
The restricted stock units granted to Messrs. Daskal, Barrow and Bixler on July 7, 2010 and outstanding in the amounts of 12,000 units, 12,000 units and 6,000 units, respectively, and the restricted stock units granted to Messrs. Khaykin, Daskal, Barrow and Bixler on June 23, 2011 and outstanding in the amounts of 86,000 units, 24,000 units, 24,000 units and 12,000 units, respectively, are performance-based restricted stock units and only vest upon the satisfaction of the applicable performance vesting conditions. As described in the "Potential Payments Upon Termination or Change in Control" section below, all or a portion of each option grant may vest earlier in connection with a change in control.

 OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2011

        The following table presents information regarding the exercise of stock options by the Named Officers during our 2011 fiscal year, and on the vesting during our 2011 fiscal year of restricted stock unit awards held by the Named Officers.

	Option Awards		Stock and Unit Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(1) (e)
Oleg Khaykin	75,000	765,144	0	0
	0	0	75,000	2,288,750
Ilan Daskal	58,334	1,046,859	0	0
	0	0	22,500	574,296
Michael Barrow	18,334	274,286	0	0
	0	0	22,500	561,545
Timothy E. Bixler	8,000	66,470	0	0
	0	0	15,500	388,736

(1)
The dollar amounts shown in Column (c) above for option awards are determined by multiplying (i) the number of shares of common stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of the common stock on the date of exercise and the exercise price of the options. The dollar amounts shown for restricted stock unit awards in Column (e) above are determined by multiplying (i) the number of restricted stock units that vested by (ii) the per-share closing price of our common stock on the vesting date.

NON-QUALIFIED DEFERRED COMPENSATION PLAN—FISCAL YEAR 2011

        The Company maintains the DCP which became effective July 5, 2004. Under the DCP, select employees who satisfy certain eligibility requirements, including each of the Named Officers, may make annual irrevocable elections to defer up to 75% of their base salary and up to 100% of their bonus (including cash compensation earned under any Company incentive plans) to be earned during the following fiscal year. In addition, the Company may make discretionary contributions. None of the Named Officers is a participant in the DCP nor had or has any account balance under the DCP and the Company has not made any Company contributions with respect to any of the Named Officers under the DCP.

        Account balances under the DCP are credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by the Company. Participants are at all times 100% vested in the amounts credited to their deferral accounts with respect to their deferrals. Amounts credited with respect to discretionary Company contributions are subject to vesting requirements, if any, imposed on such amounts by the Company. Participants will be eligible to receive distributions of the amounts credited to their accounts at or after their termination of employment, retirement, disability, death, change in control of the Company or upon another previously determined scheduled distribution date, in a lump sum or installments pursuant to elections made under the rules of the DCP. For the Named Officers, Section 409A of the Code requires that distributions may not occur earlier than six months following the Named Officer's termination of employment. The DCP is not funded by the Company, and participants have an unsecured contractual commitment by the Company to pay the amounts due under the DCP. The Company has purchased corporate-owned life insurance to offset this liability. The Company did not make any discretionary contributions under the DCP during fiscal year 2011.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        General.    The following section describes the benefits that may become payable to the Named Officers who were employed by the Company on the last day of the 2011 fiscal year in connection with certain terminations of their employment with the Company and/or a change in control of the Company.

        In addition to the termination benefits described below, outstanding equity based-awards held by our Named Officers may also be subject to accelerated vesting in connection with certain changes in control of the Company under the terms of the Company's equity incentive plans or applicable equity award agreements entered into under the plans. For purposes of this section, for the Named Officers we have calculated the value of any option or restricted stock or unit award that may be accelerated in connection with a change in control of the Company to be the full value of such award (i.e., the full "spread" value for option awards and the full price per share of the common stock for stock and unit awards on June 24, 2011, which was the last trading day of the 2011 fiscal year).

        In addition to the benefits described below, upon a Named Officer's retirement or other termination of employment or certain changes on control of the Company, the Named Officer may receive a payout of his nonqualified deferred compensation balance under the Company's DCP (unless the officer has elected to receive his account balance in installments). Please see "Non-qualified Deferred Compensation Plan" discussion above of the Company's DCP for a description of these deferred compensation payments.

        Tax "Gross-Up" Clauses.    As described below, the Company has provided certain Named Officers with certain clauses that provide for the "gross-up" of excise taxes under Sections 280G, 4999 and/or 409A of the Code under certain circumstances in connection with the potential termination of employment of the employee. The Company believes that such actions were necessary and appropriate and in the best interests of the Company in retaining and attracting its executive officers during a challenging period for the Company. However, the Company has made a determination as a matter of policy that such provisions shall not be included in future severance agreements with executive officers, and none of the Named Officers with tax gross-up clauses had any amendment to their severance agreements during fiscal year 2011.

        Mr. Khaykin.    Under the terms of Mr. Khaykin's employment agreement, if the Company terminates Mr. Khaykin's employment other than for "cause" or in the event Mr. Khaykin terminates employment for "good reason" (as these terms are used in the employment agreement), Mr. Khaykin will be entitled to a severance benefit from the Company equal to one and one-half times the sum of his annual base salary and annual target bonus paid in a series of installment payments over 18 months, 18 months accelerated vesting of his stock option and restricted stock unit awards (with vesting calculated on a monthly as opposed to annual basis) made in connection with his hiring, the maximum of one year following his termination date to exercise his vested stock options, and 18 months' continued medical plan coverage. If such a termination of employment occurs within two months prior to or two years after a change in control of the Company, the cash severance benefit will increase to two times the sum of Mr. Khaykin's annual base salary and annual target bonus and his stock options and restricted stock units made in connection with his hiring will vest in full. A change in control also results in the cash severance being paid in a lump sum instead of installment payments. In addition, the Company will provide a tax "gross-up" benefit for Mr. Khaykin in the event any benefits he is entitled to receive are subject to excise taxes under Section 4999 of the Code in connection with a change in control of the Company to put Mr. Khaykin in the same position as though those benefits had not been subject to those excise taxes, unless a reduction in his benefits by an amount up to 15% of the total benefits would avoid such excise taxes. Mr. Khaykin will be required to provide a release of claims in order to receive any severance benefits in connection with a termination of his employment. Mr. Khaykin is also subject to confidentiality, non-solicitation and non-competition restrictive covenants under his employment agreement.

        Mr. Daskal.    The Company and Mr. Daskal entered into an offer letter agreement dated September 20, 2008 ("Daskal Offer Letter") and a Severance Agreement dated September 20, 2008 ("Daskal Severance Agreement"). The Daskal Offer Letter provides that, if Mr. Daskal's employment with the Company is terminated for any reason other than by the Company with "cause" or by Mr. Daskal for "good reason," (as defined therein) Mr. Daskal will receive a cash amount equal to the sum of one times his annual rate of base salary and target bonus for the fiscal year in which the termination occurred. Additionally, Mr. Daskal will have the maximum of one year following his termination date to exercise his vested stock options. Mr. Daskal will be required to provide a release of claims in order to receive any of the foregoing benefits. If Mr. Daskal is entitled to severance benefits under the Daskal Severance Agreement in connection with a "change in control," as described below, he will not be entitled to any additional severance benefits under the Daskal Offer Letter.

        Under the terms of the Daskal Severance Agreement, if Mr. Daskal's employment is terminated by the Company without "cause" (and other than due to his death or disability) or by Mr. Daskal for "good reason" (each as defined in the Daskal Severance Agreement) and such termination occurs in connection with an impending "change in control" (as defined in the Daskal Severance Agreement) of the Company or at any time during the two year period after a "change in control" of the Company, Mr. Daskal will generally be entitled to receive the following benefits: (i) a cash payment equal to one times the sum of the Mr. Daskal's annual rate of base salary and Mr. Daskal's target bonus for the fiscal year in which the termination occurred, plus (ii) a cash payment equal to the pro-rata portion of Mr. Daskal's target bonus for the fiscal year in which the termination occurred (based on the number of whole months Mr. Daskal was employed during the fiscal year of the termination divided by twelve), plus (iii) continued medical coverage for up to 18 months at the same expense to Mr. Daskal as before the termination, plus (iv) accelerated vesting of the time-based vesting portion of all then-outstanding equity awards and deferred compensation, nonqualified retirement benefits or similar plans of the Company in which Mr. Daskal participates, and Mr. Daskal will have up to six months to exercise his then-vested options (subject to any merger or other agreement related to the change in control that provides for the awards to terminate upon the consummation of the transaction), plus (v) reimbursement for outplacement services obtained within up to a nine month period following Mr. Daskal's termination, up to a maximum of $50,000. In order to receive the forgoing severance benefits, Mr. Daskal must agree to release the Company from all claims arising out of his or her employment relationship. Amounts under clauses (i) and (ii) are payable to Mr. Daskal in a lump sum within ten days after the release becomes effective. Payments are also subject to any required delay imposed under Section 409A of the Code. In addition, the Company will provide a tax "gross-up" benefit for Mr. Daskal in the event any of his benefits are subject to excise taxes under Section 4999 of the Code in connection with a change in control of the Company to put Mr. Daskal in the same position as though those benefits had not been subject to those excise taxes; provided however, that if the present value of his total benefits is less than 345% of his applicable "base amount" (as defined under Section 280G), his total benefits will be reduced by the minimum amount required to avoid such excise taxes. The Company will also provide a tax "gross-up" benefit for Mr. Daskal in the event any of his benefits under his letter agreement are subject to excise taxes under Section 409A of the Code. In each case, Mr. Daskal's gross-up payments under Section 280G and 409A of the Code are subject to an aggregate excise tax payment limit of $3.0 million. Mr. Daskal is also subject to confidentiality, non-solicitation and non-competition restrictive covenants under the Daskal Severance Agreement.

        Mr. Barrow.    On August 21, 2008, the Compensation Committee approved a severance agreement for Mr. Barrow on substantially the same terms as the Daskal Severance Agreement described above.

        Mr. Bixler.    In connection with his commencing employment with the Company in March 2008, the Compensation Committee approved a severance agreement for Mr. Bixler on substantially the same terms as the Daskal Severance Agreement described above.

        Non-Binding Severance Guidelines.    The Compensation Committee has also adopted non-binding severance guidelines that are applicable to the Named Officers in the event that their employment is terminated by the Company for reasons other than for cause. While these are guidelines, they are not contractual commitments on behalf of the Company; accordingly, any potential benefits that the Compensation Committee, in its discretion, may award under such guidelines in the future are not included in the table "Estimated Severance and Change in Control Benefits" below. Notwithstanding the foregoing, such guidelines would not apply to Mr. Khaykin or Mr. Daskal, to the extent they already hold severance agreements.

 Estimated Severance and Change in Control Benefits

        The following chart presents the Company's estimate of the amount of benefits to which Messrs. Khaykin, Daskal, Barrow and Bixler would have been entitled had his employment terminated or a change in control occurred on June 26, 2011 under scenarios set forth below. As noted above, the Company's non-binding severance guidelines are not contractual commitments on behalf of the Company; accordingly, any potential payments the Compensation Committee, in its discretion, may award under such guidelines are not included in the table below.

Name	Triggering Event	Cash Severance ($)(1)	Medical Benefit ($)(2)	Equity Acceleration ($)(3)	Excise Tax Gross-Up ($)(4)	Other (5)	Total
Oleg Khaykin	Resign without Good Reason	—	—	—	—	—	—
	Resign for Good Reason	2,250,000	24,030	3,653,250	—	—	5,927,280
	Termination without Cause	2,250,000	24,030	3,653,250	—	—	5,927,280
	Change of Control (no termination)	—	—	—	—	—	—
	Change of Control and Termination without Cause or Resign for Good Reason	3,000,000	24,030	5,523,250		—	8,547,280
Ilan Daskal	Resign without Good Reason	—	—	—	—	—	—
	Resign for Good Reason	595,000	—	—	—	—	595,000
	Termination without Cause	595,000	—	—	—	—	595,000
	Change of Control (no termination)	—	—	—	—	—	—
	Change of Control and Termination without Cause or Resign for Good Reason	840,000	22,842	1,607,930	—	50,000	2,520,772
Michael Barrow	Resign without Good Reason	—	—	—	—	—	—
	Resign for Good Reason	—	—	—	—	—	—
	Termination without Cause	—	—	—	—	—	—
	Change of Control (no termination)	—	—	—	—	—	—
	Change of Control and Termination without Cause or Resign for Good Reason	840,000	16,542	1,445,900	—	50,000	2,352,442
Timothy E. Bixler	Resign without Good Reason	—	—	—	—	—	—
	Resign for Good Reason	—	—	—	—	—	—
	Termination without Cause	—	—	—	—	—	—
	Change of Control (no termination)	—	—	—	—	—	—
	Change of Control and Termination without Cause or Resign for Good Reason	704,000	19,584	754,215	—	50,000	1,527,799

(1)
These amounts represent the total cash severance amount payable under the respective executive's agreement with the Company described above and also include the payment of pro-rata bonus to Messrs. Daskal, Barrow and Bixler under their respective agreements in connection with a change in control.

(2)
These amounts represent the estimated aggregate cost of premiums that would be charged to each of Messrs. Khaykin, Daskal, Barrow and Bixler to continue health coverage for the eighteen months pursuant to COBRA for each individual and his eligible dependents (to the extent that such dependents were receiving health benefits prior to the individual's termination date).

(3)
This column represents the intrinsic value of the executive's awards that would accelerate in the circumstances. For unvested restricted stock units, this amount is calculated by multiplying the closing price of our common stock on June 24, 2011 by the number of restricted stock units subject to the accelerated portion of the award. For options, this amount is calculated by multiplying the amount (if any) by which the closing price of our common stock on June 24, 2011 exceeds the exercise of the option by the number of shares subject to the accelerated portion of the option. For performance restricted stock units granted on June 23, 2011, no value is included in the above table as calculations were based on the measurement date for such awards being accelerated as of June 24, 2011 in accordance with the applicable award agreement, and the market price of the Company's common stock on such date was below that needed to satisfy applicable vesting conditions of the award terms. For the scenario of change in control only set forth above, the above presentation is made assuming that, to the extent available under the applicable equity incentive plan or award agreement, the appropriate election is made to avoid the acceleration of vesting of the award.

(4)
The amount represents the estimated cost to the Company to provide the excise tax gross-up payment that the Company would be obligated to make pursuant to the terms of each of Messrs. Khaykin's, Daskal's, Barrow's and Bixler's agreements with the Company.

(5)
The amount represents the maximum outplacement reimbursement benefit payable to the Named Officer pursuant to the Named Officer's applicable agreement.

REPORT OF THE AUDIT COMMITTEE

        In accordance with its written charter adopted by the Board, the Audit Committee of the Board assists the Board in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided to the stockholders and the SEC, the Company's internal control structure, its internal and external audit process, its risk management process, and other matters relating to the accounting and financial reporting processes.

        The Audit Committee discussed with the Company's Chief Executive Officer, Chief Financial Officer and Ernst & Young LLP ("E&Y"), the Company's independent auditors for fiscal year 2011, the financial information (including the restated and/or adjusted information set forth for prior periods) contained in the Form 10-K for the fiscal year ended June 26, 2011 prior to filing with the SEC.

        The Audit Committee discussed with E&Y the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by PCAOB in Rule 3200T.

        E&Y has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with E&Y that firm's independence. The Audit Committee has concluded that E&Y's provision of audit and non-audit services to the Company is compatible with E&Y's independence.

        The Audit Committee discussed and reviewed with E&Y communications required under applicable professional auditing standards and regulations and, with and without management present, discussed and reviewed the results of E&Y's examination of the financial statements, along with the results of internal auditors' examinations.

        During the fiscal year, the Audit Committee conducted an assessment of its performance and discussed the results. As a part of its performance assessment, the Audit Committee reviewed its charter and, after appropriate review and discussion, reaffirmed the charter.

        The Audit Committee reviewed and discussed the audits of the financial statements and internal control over financial reporting with management and E&Y.

        Management has responsibility for the Company's financial statements and the overall reporting process, including evaluating the effectiveness of disclosure controls and procedures, and evaluating the effectiveness of internal control over financial reporting.

        For fiscal year 2011, E&Y was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

        The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether these financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

        Based upon the Audit Committee's review and discussions with management and E&Y described in this report, the Audit Committee recommended to the Board that the Company's Annual Report on Form 10-K for the fiscal year ended June 26, 2011 include the audited financial statements for its fiscal year 2011. E&Y's appointment as the Company's independent registered accounting firm for fiscal year 2011 was ratified by the stockholders at the 2010 annual meeting of stockholders.

        Each of the members of the Audit Committee is independent as defined under the listing standards of the NYSE and the rules of the SEC.

AUDIT COMMITTEE
Robert S. Attiyeh (Chair) Dwight W. Decker Thomas Lacey

 Security Ownership of Principal Stockholders and Management

        The following table sets forth as of September 16, 2011 information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock (other than depositories), (ii) each of the Company's directors, (iii) each of the Named Officers (as defined above) and (iv) all of the Company's executive officers and directors as a group. As of September 16, 2011, approximately 68,980,333 shares of our Common Stock were outstanding (which number excludes approximately 5,726,082 shares of Common Stock repurchased by the Company and held as treasury stock under the Company's stock repurchase program).

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)(3)		Percent(3)
FMR LLC	8,063,855	(3a)	11.7%
82 Devonshire Street
Boston, MA 02109
Invesco Ltd.	6,227,154	(3b)	9.0%
1555 Peachtree Street NE
Atlanta, GA 30309
Royce & Associates, LLC	5,030,754	(3c)	7.3%
745 Fifth Avenue
New York, NY 10151
BlackRock, Inc.	4,282,958	(3d)	6.2%
40 East 52nd Street
New York, NY 10022
EARNEST Partners, LLC	3,678,356	(3e)	5.3%
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
Robert S. Attiyeh	32,315	(4)	*
Mary B. Cranston	39,815	(4)	*
Richard J. Dahl	75,315	(4)	*
Dwight W. Decker	44,816	(4)	*
Oleg Khaykin	441,775	(4)	*

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)(3)		Percent(3)
Thomas A. Lacey	42,015	(4)	*
James D. Plummer	47,315	(4)	*
Barbara L. Rambo	10,482	(4)	*
Rochus E. Vogt	95,315	(4)	*
Ilan Daskal	44,688	(4)	*
Michael Barrow	62,199	(4)	*
Timothy E. Bixler	37,374	(4)	*
All current directors and executive officers as a group	1,130,639	(5)	1.6%
(12 persons)

*
Less than 1%.

(1)
The address of each executive officer and director is in care of the Company, 101 North Sepulveda Boulevard, El Segundo, California 90245.

(2)
Except as may be set forth below and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares of Common Stock owned.

(3)
Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(3a)
Information regarding FMR LLC was obtained from Amendment No. 3 to Schedule 13G, filed with the SEC by FMR LLC on February 14, 2011. FMR LLC reported that, at December 31, 2010, it possessed sole power to vote with respect to 100,610 of these shares, shared power to vote with respect to none of these shares and sole power to direct the disposition of all of these shares.

(3b)
Information regarding Invesco Ltd. was obtained from Amendment No. 7 to Schedule 13G, filed with the SEC by Invesco Ltd. on February 10, 2011. Invesco Ltd. reported that, at December 31, 2010, the following entities possessed sole power to vote, and the sole power to direct the disposition of, the respective amount of shares that follow: Invesco Trimark Ltd.—5,683,195; Invesco PowerShares Capital Management LLC—454,715; Invesco PowerShares Capital Management Ireland Ltd—5,910; Van Kampen Asset Management—79,834. In addition, Invesco Ltd. reported that Invesco National Trust Company has the sole power to direct the disposition of 3,500 shares.

(3c)
Information regarding Royce & Associates, LLC was obtained from Schedule 13G, filed with the SEC by Royce & Associates, LLC on January 13, 2011. Royce & Associates, LLC reported that, at December 31, 2010, it possessed sole power to vote and to direct the disposition of all of these shares.

(3d)
Information regarding BlackRock, Inc. was obtained from Amendment No. 1 to Schedule 13G, filed with the SEC by BlackRock, Inc. on February 4, 2011. BlackRock, Inc reported that, at December 31, 2010, it possessed sole power to vote and to direct the disposition of all of these shares.

(3e)
Information regarding EARNEST Partners, LLC was obtained from Amendment No. 9 to Schedule 13G, filed with the SEC by EARNEST Partners, LLC on February 10, 2011. EARNEST Partners, LLC reported that, at December 31, 2010, it possessed sole power to vote with respect to 2,223,035 of these shares, shared power to vote with respect to 663,728 of these shares and sole power to direct the disposition of all of these shares.

(4)
In accordance with SEC rules, includes the following amounts of shares of Common Stock that may be acquired pursuant to options or restricted stock units that are or will become exercisable under the Company's equity award programs plans through November 15, 2011: Oleg Khaykin—375,000; Ilan Daskal—41,666; Michael Barrow—53,333; Timothy E. Bixler—32,000; Robert Attiyeh—21,500; Mary B. Cranston—36,000; Richard Dahl—44,333; Dwight W. Decker—16,001, Thomas Lacey—36,000; James D. Plummer—26,500; Barbara L. Rambo- 6,667; and Rochus E. Vogt—26,500.

(5)
Information is provided for all current directors and executive officers as of September 16, 2011.

 RELATED PARTY TRANSACTION POLICY

        The Company has adopted a written Related Party Transactions Policy. The purpose of the Related Party Transactions Policy is to ensure full review of the impact of any transactions between the Company and any of its related parties. The Company's policy requires that the Company's General Counsel and the Chief Financial Officer review related party transactions involving, among other things, the sale, purchase or other transfer of products, the providing of services or intellectual property agreements. In addition to the review by the Company's General Counsel and the Chief Financial Officer, related party transactions involving more than $500,000 and certain related party transactions involving the providing of services by executive officers are also reviewed by the Audit Committee or Compensation Committee of the Board. The reviews are intended to ensure that the transactions are in the best interest of the Company.

Certain Relationships and Related Transactions

        Since the beginning of fiscal year 2011, there have been no transactions, and there are no transactions proposed as of the date of the Proxy Statement, in which the Company is or was a participant and the amount involved exceeds $120,000 and in which any related party had or will have a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under Section 16(a) of the Exchange Act, the Company's directors, executive officers and any person holding ten percent or more of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC, each person subject to the reporting requirements of Section 16(a) has filed timely all reports required to be filed in fiscal year 2011.

PROPOSAL NO. 2

APPROVAL OF THE INTERNATIONAL RECTIFIER CORPORATION
2011 PERFORMANCE INCENTIVE PLAN

General

        At the Meeting, stockholders will be asked to approve the International Rectifier Corporation 2011 Performance Incentive Plan (the "2011 Plan"), which was adopted, subject to stockholder approval, by the Board on August 15, 2011.

        The Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the proposed 2011 Plan are an important attraction, retention and motivation tool for participants in the plan.

        The Company currently maintains the International Rectifier Corporation 2000 Incentive Plan, as amended and restated (the "2000 Plan"). As of September 16, 2011, a total of 4,432,060 shares of Common Stock were then subject to outstanding awards granted under the 2000 Plan, and an additional 751,620 shares of Common Stock were then available for new award grants under the 2000 Plan (These figures are different from those presented in the "Equity Compensation Plan Information" table at the end of this proposal as that table presents equity award information as of June 26, 2011, the last day of the Company's 2011 fiscal year). The Company's outstanding options generally may not be transferred to third parties for value and do not include dividend equivalent rights.

        The Board approved the 2011 Plan based, in part, on a belief that the number of shares currently available under the 2000 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. If stockholders approve the 2011 Plan, no new awards will be granted under the 2000 Plan after the Meeting, and up to 10,000,000 shares of Common Stock will initially be made available for award grants under the 2011 Plan. In addition, if stockholders approve the 2011 Plan, any shares of Common Stock subject to outstanding awards under the 2000 Plan that expire, are cancelled, or otherwise terminate after June 27, 2011 will also be available for award grant purposes under the 2011 Plan.

        If stockholders do not approve the 2011 Plan, the Company will continue to have the authority to grant awards under the 2000 Plan. If stockholders approve the 2011 Plan, the termination of our grant authority under the 2000 Plan will not affect awards then outstanding under that plan.

Summary Description of the 2011 Performance Incentive Plan

        The principal terms of the 2011 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2011 Plan, which appears as Exhibit A to this proxy statement.

        Purpose.    The purpose of the 2011 Plan is to promote the success of the Company and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

        Administration.    Our Board or one or more committees appointed by our Board will administer the 2011 Plan. Our Board has delegated general administrative authority for the 2011 Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the 2011 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company. (The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the "Administrator.")

        The Administrator has broad authority under the 2011 Plan with respect to award grants including, without limitation, the authority:

  •
  to select participants and determine the type(s) of award(s) that they are to receive;

  •
  to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

  •
  to cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

  •
  subject to the minimum vesting rules of the 2011 Plan described below, to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

  •
  subject to the other provisions of the 2011 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

  •
  to allow the purchase price of an award or shares of Common Stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of Common Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

        No Repricing.    In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.

        Eligibility.    Persons eligible to receive awards under the 2011 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 4,920 officers and employees of the Company and its subsidiaries (including all of the Named Officers), and each of the eight Non-Employee Directors, are considered eligible under the 2011 Plan.

        Authorized Shares; Limits on Awards.    The maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2011 Plan equals: (1) 10,000,000 shares, less (2) the number of any shares subject to awards granted under the 2000 Plan after June 27, 2011 and on or before the date of the Meeting, plus (3) the number of any shares subject to stock options granted under the 2000 Plan and outstanding as of the date of June 27, 2011 which expire, or for any reason are cancelled or terminated, after June 27, 2011 without being exercised, plus (4) the number of any shares subject to restricted stock and restricted stock unit awards granted under the 2000 Plan that are outstanding and unvested as of June 27, 2011 which are forfeited, terminated, cancelled, or otherwise reacquired after June 27, 2011 without having become vested. For these purposes, shares subject to awards granted under the 2000 Plan that are "full-value awards" (as described below) will be taken into account based on the full-value award ratio described below. As of September 16, 2011, approximately 751,620 shares were available for additional award grant purposes under the 2000 Plan, and approximately 4,432,060 shares were subject to awards then outstanding under the 2000 Plan. As noted above, no additional awards will be granted under the 2000 Plan if stockholders approve the 2011 Plan.

        Shares issued in respect of any "full-value award" granted under the 2011 Plan will be counted against the share limit described in the preceding paragraph as 1.50 shares for every one share actually issued in connection with the award. For example, if the Company granted 100 shares of Common Stock under the 2011 Plan, 150 shares would be charged against the share limit with respect to that award. For this purpose, a "full-value award" means any award granted under the plan other than a stock option or stock appreciation right.

        The following other limits are also contained in the 2011 Plan:

  •
  The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 10,000,000 shares.

  •
  The maximum number of shares subject to those options and stock appreciation rights that are granted during any three consecutive calendar year period to any individual under the plan is 2,500,000 shares.

  •
  "Performance-Based Awards" under Section 5.2 of the 2011 Plan granted to a participant in any three consecutive calendar year period will not provide for payment of more than (1) in the case of awards payable only in cash and not related to shares, $5,000,000, and (2) in the case of awards related to shares (and in addition to options and stock appreciation rights which are subject to the limit referred to above), 1,200,000 shares.

        Except as described in the next sentence, shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2011 Plan will again be available for subsequent awards under the 2011 Plan (with any such shares subject to full-value awards increasing the plan's share limit based on the full-value award ratio described above). Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the 2011 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the 2011 Plan. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will again be available for subsequent awards under the 2011 Plan (with any such shares subject to full-value awards increasing the plan's share limit based on the full-value award ratio described above). In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2011 Plan. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 75 shares (after adjustment for the full-value award share counting ratio described above) shall be counted against the share limits of the plan.) To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) In addition, the 2011 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2011 Plan. The Company may not increase the applicable share limits of the 2011 Plan by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

        Types of Awards.    The 2011 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in Common Stock or units of Common Stock, as well as cash bonus awards. The 2011 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

        A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of an option generally may not be less than the fair market value of a share of Common Stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences of Awards Under the 2011 Plan" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2011 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

        A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a share of Common Stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

        The per share exercise price of an option or the per share base price of a stock appreciation right may, however, be less than the fair market value of a share of Common Stock on the date of grant if the option or stock appreciation right will be treated as a full-value award under the share-counting rules for the 2011 Plan described above.

        The other types of awards that may be granted under the 2011 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards.

        The 2011 Plan generally requires that any full-value awards that are subject to a performance-based vesting condition vest no earlier than the end of the applicable performance measurement period (which shall not be less than one year) and generally requires that any other full-value awards not vest more rapidly than in monthly installments over a three-year period, although the Administrator may provide for accelerated vesting of awards under certain specified circumstances such as a change in control of the Company or a termination of the award holder's employment. In addition, the Company may grant full-value awards under the 2011 Plan that do not meet these vesting requirements, provided that the number of shares covered by these awards does not exceed five percent (5%) of the total number of shares available for award grant purposes under the plan.

        Performance-Based Awards.    The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code ("Performance-Based Awards"). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2011 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

        The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), working capital, stock price, total stockholder return, gross revenue, revenue growth, gross profit, gross margin, operating margin, net margin, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, new product launch, product development or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

        Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading "Authorized Shares; Limits on Awards" above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

        Dividend Equivalents; Deferrals.    The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the 2011 Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Common Stock, provided that as to any dividend equivalent rights granted in connection with an award granted under the 2011 Plan that is subject to performance-based vesting requirements, no dividend equivalent payment will be made unless the related performance-based vesting conditions of the award are satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related performance-based vesting conditions are not satisfied).

        Assumption and Termination of Awards.    Generally, and subject to limited exceptions set forth in the 2011 Plan, if the Company dissolves or undergoes certain corporate transactions such as a merger, business combination, or other reorganization, or a sale of substantially all of its assets, all awards then-outstanding under the 2011 Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, unless the Administrator provides for the assumption, substitution or other continuation of the award. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2011 Plan.

        Transfer Restrictions.    Subject to certain exceptions contained in Section 5.7 of the 2011 Plan, awards under the 2011 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the award recipient or by the recipient's family members).

        Adjustments.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2011 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

        No Limit on Other Authority.    Except as expressly provided with respect to the termination of the authority to grant new awards under the 2000 Plan if stockholders approve the 2011 Plan, the 2011 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        Termination of or Changes to the 2011 Plan.    The Board may amend or terminate the 2011 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2011 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board, the authority to grant new awards under the 2011 Plan will terminate on August 14, 2021. Outstanding awards, as well as the Administrator's authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2011 Plan

        The U.S. federal income tax consequences of the 2011 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2011 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

        With respect to nonqualified stock options, the company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

        The current federal income tax consequences of other awards authorized under the 2011 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

        If an award is accelerated under the 2011 Plan in connection with a "change in control" (as this term is used under the U.S. Internal Revenue Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-based" within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the company in certain circumstances.

Specific Benefits under the 2011 Performance Incentive Plan

        The Company has not approved any awards that are conditioned upon stockholder approval of the 2011 Plan. The Company is not currently considering any other specific award grants under the 2011 Plan except for the annual grants of restricted stock units to Non-Employee Directors described under the "Director Compensation—Non-Employee Director Stock Equity Awards" section above. These annual grants are determined based on the closing price of the Common Stock at the time of the grant as described above. Assuming, for illustrative purposes only, that the price of the Common Stock used for the conversion of the applicable dollar amounts set forth above into units was $25 (the closing price of the Common Stock on the applicable grant date), the number of restricted stock units that would be allocated to the Company's eight Non-Employee Directors as a group pursuant to the annual grant formula is 224,000. This figure represents the aggregate number of shares that would be subject to the annual grants under the director equity grant program for calendar years 2011 through 2021 (the ten remaining years in the term of the plan if stockholders approve this proposal). This calculation assumes, among other future variables, that there are no new eligible directors, there continue to be eight eligible directors seated and there are no changes to the awards granted under the director equity grant program. If the 2011 Plan had been in existence in fiscal 2011, the Company expects that its award grants for fiscal 2011 would not have been substantially different from those actually made in that year under the 2000 Plan. For information regarding stock-based awards granted to the Named Officers during fiscal 2011, see the material under the heading "Executive Compensation" above.

        The closing market price for a share of Common Stock as of September 23, 2011 was $19.84 per share.

 EQUITY COMPENSATION PLAN INFORMATION

        The Company currently maintains the following equity compensation plans: the 2000 Plan, the 1992 Plan and the 1997 Employee Stock Participation Plan (the "1997 Plan"). The 2000 Plan and 1992 Plan have been approved by the Company's stockholders, whereas the 1997 Plan has not been approved by the Company's stockholders. Stockholders are also being asked to approve a new equity compensation plan, the 2011 Plan, as described above.

        The following table sets forth, for each of the Company's equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of June 26, 2011:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,959,659	(1)	$21.13	(2)	1,265,158	(3)
Equity compensation plans not approved by security holders	63,805	(4)	35.67		—

Total	5,023,464		$21.30		1,265,158

(1)
Of these shares, 2,909,025 were subject to options then outstanding under the 2000 Plan, 2,050,634 were subject to restricted stock unit awards then outstanding under the 2000 Plan, and 19,500 were subject to options then outstanding under the 1992 Plan. The 1992 Plan expired December 31, 2002, but options issued under the plan remain exercisable in accordance with plan terms.

(2)
This weighted-average exercise price does not reflect the 2,050,634 shares that will be issued upon the payment of outstanding restricted stock units.

(3)
This figure consists of 509,616 shares available for future issuance under the 2000 Plan and 755,542 shares available for issuance under the amended and restated 1984 Employee Stock Participation Plan ("ESPP"); however, participation in the ESPP has been suspended since April 2007. No new awards will be granted under the 2000 Plan if stockholders approve the 2011 Plan.

(4)
This figure represents 63,805 options then outstanding under the 1997 Plan. The 1997 Plan was originally approved by our Board of Directors on November 24, 1997 and expired on November 22, 2004. No new awards are permitted under the 1997 Plan and, therefore, no shares remain available for grant under the plan. However, options issued and outstanding under the plan remain exercisable in accordance with the plan terms. None of the stock options that we granted under the plan are incentive stock options under Section 422 of the Internal Revenue Code and the term of each outstanding option granted under the plan does not exceed ten years from the date of its grant. There are no unvested restricted stock or restricted stock unit awards outstanding under the plan.

The Compensation Committee of our Board of Directors administers the 1997 Plan. The Compensation Committee has broad discretionary authority to construe and interpret the plan. The Compensation Committee may, through the terms of the award or otherwise, accelerate the vesting, extend the exercisability, term or vesting schedule, or change the price or previously imposed terms and conditions on an option or restricted stock award on the occurrence of specified events as set forth in the plan including, without limitation, upon a change of control of the Company (as defined in the plan) or in other circumstances or events as deemed appropriate by the Compensation Committee. The Compensation Committee right to amend awards granted under the plan is subject to the holder's consent as to any amendment that deprives the holder in any material respects of his or her rights under the award, except in specified circumstances as set forth in the plan. No award, or any interest in an award, may be transferred in any manner other than by will or the laws of descent and distribution, or incapacity, without the approval of the Compensation Committee.

Vote Required for Approval of the 2011 Performance Incentive Plan

        The Board believes that the adoption of the 2011 Plan will promote the interests of the Company and its stockholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

        All members of the Board and all of the Company's executive officers are eligible for awards under the 2011 Plan and thus have a personal interest in the approval of the 2011 Plan.

        Approval of the 2011 Plan requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Meeting. See pages 6 and 7 of this proxy statement for the treatment of broker non-votes and abstention provisions.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2011 PERFORMANCE INCENTIVE PLAN AS DESCRIBED ABOVE AND SET FORTH IN EXHIBIT A HERETO.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        The Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our Named Officers as disclosed pursuant to the SEC's executive compensation disclosure rules and set forth in this proxy statement (including in the compensation tables and narratives accompanying those tables as well as in the Compensation Discussion and Analysis). Please see the "Executive Summary" to the "Compensation Discussion and Analysis" beginning on page 27 of this proxy statement above for highlights of the Company's executive compensation program for fiscal 2011.

        In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board requests your advisory vote on the following resolution at the Meeting:

        RESOLVED, that the compensation paid to the Company's Named Officers, as disclosed in this proxy statement pursuant to the SEC's executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

        This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for Named Officers.

  Vote Required

        Approval of this Proposal No. 3 requires the affirmative vote of the holders of a majority of the Company's Common Stock present at the Meeting in person or by proxy and entitled to vote on this proposal.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 3.

 PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION

        As described in Proposal No. 3 above, the Company's stockholders have the opportunity to cast an advisory vote on the Company's executive compensation program.

        This Proposal No. 4 affords stockholders the opportunity to cast an advisory vote on how often the Company should include an advisory vote on executive compensation in its proxy materials for future annual stockholder meetings (or special stockholder meetings for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal No. 4, stockholders may vote to have future advisory votes on executive compensation every year, every two years or every three years.

        The Company believes that advisory votes on executive compensation should be conducted every year so that stockholders may annually express their views on the Company's executive compensation program. The Compensation Committee, which administers the Company's executive compensation program, values the opinions expressed by stockholders in these advisory votes on executive compensation and will consider the outcome of these votes in making its future decisions on executive compensation.

        This proposal is advisory only and will not be binding on the Company, the Board or the Compensation Committee. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board's recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on executive compensation on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to the Company's executive compensation program.

        In voting on this proposal, stockholders will be able to indicate their preference regarding the frequency of future advisory votes on executive compensation by specifying a choice of one year, two years or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes on executive compensation should abstain from voting on the proposal. Stockholders will not be voting to approve or disapprove the recommendation of the Board.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO HOLD FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY ONE YEAR (AS OPPOSED TO EVERY TWO YEARS OR EVERY THREE YEARS).

 PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board, upon the recommendation of the Audit Committee, has ratified the selection of Ernst & Young LLP ("E&Y") to serve as the Company's independent registered public accounting firm for fiscal year 2012.

        Although this appointment is not required to be submitted to a vote of the Stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Stockholders express their views on the appointment. If the stockholders do not ratify the appointment, which requires the affirmative vote of holders of a majority of the shares of Common Stock, present in person or represented by proxy, and entitled to vote on the proposal at the Meeting, the Board will consider the engagement of another independent registered public accounting firm for fiscal year 2013.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF E&Y AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        E&Y was the Company's independent registered public accounting firm during the Company's two most recent fiscal years, namely, fiscal years 2011 and 2010. During the Company's two most recent fiscal years, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). During the two most recent fiscal years, the Company did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        It is anticipated that a representative of E&Y, the Company's independent registered accountants for fiscal years 2011 and 2010, will be present at the Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Stockholders.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

        The following table sets forth all fees we were billed in connection with professional services rendered by E&Y, the Company's independent registered accountants for fiscal years 2011 and 2010, during each of the last two fiscal years (in thousands):

Fee Type	2011	2010
Audit Fees	$3,043	$3,610
Audit Related Fees	600	55
Tax Fees	1,720	1,459
All Other Fees	3	64

Total	$5,365	$5,188

(1)
Audit fees includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the audit of internal controls under Section 404 of the Sarbanes-Oxley Act, for the review of the quarterly financial statements included in the Company's Form 10-Q, for the statutory audits of international subsidiaries.

(2)
Audit related fees includes fees incurred for professional services rendered in connection with assurance and other activities not explicitly related to the audit of our financial statements, including pre-implementation ERP services, distributor program audits, carve-out audits and accounting research.

(3)
Tax fees include fees incurred for domestic and international income tax compliance and tax audit assistance, and company-wide tax consulting and planning.

(4)
Other fees principally relate to accounting research and audit software tools.

        The Audit Committee administers the Company's engagement of the Company's independent registered accountant and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of the Company's independent registered accountant, and whether for reasons of efficiency or convenience it is in the best interest of the Company and its stockholders to engage its independent registered public accounting firm to perform the services. The Audit Committee, in reliance on management and the independent registered public accounting firm, has determined that the provision of these services is compatible with maintaining the independence of the Company's independent registered accountant.

        Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, pre-approval decisions to the Audit Committee at its next scheduled meeting.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2012 ANNUAL MEETING

        Rule 14a-8 under the Exchange Act contains eligibility requirements that must be satisfied for a stockholder to submit a proposal for inclusion in a company's proxy statement. Any stockholder proposal intended to be presented for consideration at the 2012 annual meeting and to be included in our proxy statement for that meeting must be received by the Secretary of the Company at the Company's office at 101 North Sepulveda, El Segundo, California 90245 by June 2, 2012. Stockholder proposals must comply with SEC requirements in Proxy Rule 14a-8.

        The Bylaws of the Company as currently in effect also establish advance notice procedures for eligible stockholders to propose business to be transacted at an annual meeting. Under the Company's Bylaws, a stockholder who wishes to submit proposals for business at an annual meeting must ensure that the same are delivered to or mailed and received at the principal executive office of the Company not less than 60 days and no more than 90 days prior to the anniversary of the prior year's meeting. As a result, proposals for business for the 2012 annual meeting submitted pursuant to our Bylaws must be received by the Secretary of the Company between August 14, 2012 and September 13, 2012. The notice must be addressed to the Secretary of the Company and must include certain specific information required by the Company's Bylaws.

        Under the Company's Bylaws as currently in effect, nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors. However, a stockholder may nominate a person for election as a director at a meeting only if the nomination is timely and otherwise complies with the procedures of Section 6 of Article II of the Company's Bylaws. To be timely, notice of the nomination must be delivered to or mailed and received at the principal executive office of the Company not less than 60 days and no more than 90 days prior to the anniversary of the prior year's meeting. As a result, a notice for nomination must be received by the Secretary of the Company between August 14, 2012 and September 13, 2012. The notice shall be addressed to the Secretary of the Company and must include the name, age, business address and residence address of each nominee, the nominee's principal occupation or employment, the class and number of shares of stock of the Company beneficially owned by the nominee, and any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. In addition, the stockholder making the nomination shall provide in the notice of nomination the stockholder's name and address, the class and number of shares of stock of the Company beneficially owned by the stockholder and any other information relating to stockholder that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The Company may require the nominating stockholder to furnish such other information about the nominee as may be reasonably necessary to determine the eligibility of the proposed nominee to serve as a director of the Company.

ANNUAL REPORT ON FORM 10-K

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 26, 2011 (excluding the exhibits thereto) as filed with the SEC, accompanies the Proxy Statement being sent to certain of our stockholders by mail or e-mail, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of E&Y, the Company's independent registered public accounting firm for fiscal year 2012.

        The Company will provide a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 26, 2011 and the Exhibits thereto upon the written request of any beneficial owner of the Company's securities as of the Record Date. Such request should be addressed to the Secretary of the Company, at 101 North Sepulveda Boulevard, El Segundo, California 90245. Exhibits are available at no charge on the SEC's website, www.sec.gov.

IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO VOTE BY PROXY, BY TELEPHONE, BY THE INTERNET, OR BY SIGNING AND RETURNING A PRINTED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                    By Order of the Board of Directors,

                    INTERNATIONAL RECTIFIER CORPORATION

                    Timothy E. Bixler,
                    Secretary

September 30, 2011
El Segundo, California

 YOUR VOTE IS IMPORTANT

        Your vote is important. No matter how many shares of Common Stock you own, please support your Board and its nominees in the election of directors by voting the proxy today.

        PLEASE VOTE BY PROXY TODAY—BY TELEPHONE, BY INTERNET, OR BY SIGNING, DATING AND RETURNING A PROXY CARD.

        If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution, only such entity can vote such shares. Please follow the directions provided by your bank, broker, nominees or other institution to provide your voting instructions to such entity, or contact the person responsible for your account and instruct that person to execute the Proxy representing your shares.

 EXHIBIT A

INTERNATIONAL RECTIFIER CORPORATION
2011 PERFORMANCE INCENTIVE PLAN

1.
PURPOSE OF PLAN

  The purpose of this International Rectifier Corporation 2011 Performance Incentive Plan (this "Plan") of International Rectifier Corporation, a Delaware corporation (the "Corporation"), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.
ELIGIBILITY

  The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An "Eligible Person" is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act"), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation's compliance with any other applicable laws. An Eligible Person who has been granted an award (a "participant") may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and "Board" means the Board of Directors of the Corporation.

3.
PLAN ADMINISTRATION

3.1
The Administrator.    This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The "Administrator" means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

    With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

  3.2
  Powers of the Administrator.    Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

  (a)
  determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

  (b)
  grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required (subject to the minimum vesting rules of Section 5.1.5), establish any applicable performance targets, and establish the events of termination or reversion of such awards;

  (c)
  approve the forms of award agreements (which need not be identical either as to type of award or among participants);

  (d)
  construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

    (e)
    cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

    (f)
    accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5 and subject to the minimum vesting rules of Section 5.1.5;

    (g)
    adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);

    (h)
    determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator's action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

    (i)
    determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

    (j)
    acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

    (k)
    determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

    Notwithstanding the foregoing and except for an adjustment pursuant to Section 7.1 or a repricing approved by stockholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

  3.3
  Binding Determinations.    Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

  3.4
  Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

  3.5
  Delegation.    The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.
SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1
Shares Available.    Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, "Common Stock" shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2
Share Limits.    The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the "Share Limit") is equal to:

(1)
10,000,000 shares of Common Stock, less

(2)
the number of any shares subject to awards granted under the Corporation's 2000 Incentive Plan, as amended and restated (the "2000 Plan"), after June 27, 2011 and on or before the date of stockholder approval of this Plan (with any shares subject to such awards that are "Full-Value Awards" being counted against the Share Limit based on the Full-Value Award Ratio specified below), plus

(3)
the number of any shares subject to stock options granted under the 2000 Plan and outstanding as of June 27, 2011 which expire, or for any reason are cancelled or terminated, after June 27, 2011 without being exercised, plus

(4)
the number of any shares subject to restricted stock and restricted stock unit awards granted under the 2000 Plan that are outstanding and unvested on June 27, 2011 that are forfeited, terminated, cancelled or otherwise reacquired by the Corporation without having become vested (with any such shares increasing the Share Limit based on the Full-Value Award Ratio specified below).

    provided that in no event shall the Share Limit exceed 15,984,976 shares (which is the sum of (1) the 10,000,000 shares set forth above, plus (2) the aggregate number of shares subject to stock options previously granted and outstanding under the 2000 Plan as of June 27, 2011, plus (3) 1.5 (the Full-Value Award Ratio) times the aggregate number of shares subject to restricted stock and restricted stock units previously granted and outstanding under the 2000 Plan as of June 27, 2011).

    Shares issued in respect of any "Full-Value Award" granted under this Plan shall be counted against the foregoing Share Limit as 1.50 shares for every one share issued in connection with such award (the "Full-Value Award Ratio"). (For example, if a stock bonus of 100 shares of Common Stock is granted under this Plan, 150 shares shall be charged against the Share Limit in connection with that award.) For this purpose, a "Full-Value Award" means any award under this Plan that is not a stock option grant or a stock appreciation right grant.

    The following limits also apply with respect to awards granted under this Plan:

    (a)
    The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 10,000,000 shares.

    (b)
    The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any three consecutive calendar year period to any individual under this Plan is 2,500,000 shares.

    (c)
    Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

    Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

  4.3
  Awards Settled in Cash, Reissue of Awards and Shares.    Except as provided in the next sentence, shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan (with any such shares increasing the Share Limit based on the Full-Value Award Ratio specified in Section 4.2). Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan. To the extent that an award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall again be available for subsequent awards under this Plan (with any such shares increasing the Share Limit based on the Full-Value Award Ratio specified in Section 4.2). In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares delivered with respect to the award shall be counted against the share limits of this Plan (including, for purposes of clarity, the limits of Section 4.2 of this Plan). (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 75 shares (after giving effect to the Full-Value Award premium counting rules) shall be counted against the share limits of this Plan). To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

  4.4
  Reservation of Shares; No Fractional Shares; Minimum Issue.    The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation's obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.
AWARDS

5.1
Type and Form of Awards.    The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are (subject, in each case, to the no repricing provisions of Section 3.2):

    5.1.1    Stock Options.    A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an "ISO") or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

    5.1.2    Additional Rules Applicable to ISOs.    To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term "subsidiary" is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an "incentive stock option" as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

    5.1.3    Stock Appreciation Rights.    A stock appreciation right or "SAR" is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the "base price" of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.

    5.1.4    Other Awards; Dividend Equivalent Rights.    The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards. Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted in connection with a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the unvested portion of a restricted stock award that is subject to performance-based vesting requirements or the unvested portion of a stock unit award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.

    5.1.5    Minimum Vesting Requirements.    Except as otherwise provided in the following provisions of this Section 5.1.5 and except for any accelerated vesting required or permitted pursuant to Section 7, and subject to such additional vesting requirements or conditions (if any) as the Administrator may establish with respect to the award, each award granted under this Plan that is a Full-Value Award and payable in shares of Common Stock shall be subject to the following minimum vesting requirements: (a) if the award includes a performance-based vesting condition, the award shall not vest earlier than the end of the applicable performance measurement period (which shall not be less than one year); and (b) if the award does not include a performance-based vesting condition, the award shall not vest more rapidly than in substantially equal periodic installments over the three-year period immediately following the date of grant of the award. The Administrator may (but need not) accelerate or provide in the applicable award agreement for the accelerated vesting of any such award, however, in connection with (i) a change in control of the Corporation or the award holder's employer (or a parent thereof), (ii) the termination of the award holder's employment due to the award holder's death, disability or retirement, or a termination of the award holder's employment by his or her employer without cause or in circumstances in which the award holder has good reason to terminate employment. The Administrator may also accelerate or provide in the applicable award agreement for the accelerated vesting of any Full-Value Award in circumstances not contemplated by the preceding sentence, and/or provide for a vesting schedule that is shorter than the minimum schedule contemplated by the foregoing, in such circumstances as it may deem appropriate; provided, however, that in no event will greater than five percent (5%) of the total number of shares of Common Stock available for award grant purposes under this Plan be subject to Full-Value Awards that do not satisfy the minimum vesting requirements of the preceding sentence (or, as to any accelerated vesting, provide for accelerated vesting other than in the circumstances contemplated by the preceding sentence).

  5.2
  Section 162(m) Performance-Based Awards.    Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees ("Qualifying Options" and "Qualifying SARS," respectively) typically will be, granted as awards intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code ("Performance-Based Awards"). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute basis or relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies) for the Corporation on a consolidated basis or for one or more of the Corporation's subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

    5.2.1    Class; Administrator.    The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

    5.2.2    Performance Goals.    The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria ("Business Criteria") as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), working capital, stock price, total stockholder return, gross revenue, revenue growth, gross profit, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), gross margin, operating margin, net margin, return on equity or on assets or on net investment, cost containment or reduction, new product launch, product development, or any combination thereof. As applicable, these terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals ("targets") must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. The terms of the Performance-Based Awards may specify the manner, if any, in which performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

    5.2.3    Form of Payment; Maximum Performance-Based Award.    Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of shares of Common Stock which may be subject to Performance-Based Awards (including Performance-Based Awards payable in shares of Common Stock and Performance-Based Awards payable in cash where the amount of cash payable upon or following vesting of the award is determined with reference to the fair market value of a share of Common Stock at such time) that are granted to any one participant in any three consecutive calendar year period shall not exceed 1,200,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1; provided that this limit shall not apply to Qualifying Options and Qualifying SARs (which are covered by the limit of Section 4.2(b)). The aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash (excluding cash awards covered by the preceding sentence where the cash payment is determined with reference to the fair market value of a share of Common Stock upon or following the vesting of the award) and granted to that participant in any three consecutive calendar year period shall not exceed $5,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

    5.2.4    Certification of Payment.    Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

    5.2.5    Reservation of Discretion.    The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

    5.2.6    Expiration of Grant Authority.    As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation's stockholders that occurs in the fifth year following the year in which the Corporation's stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders.

  5.3
  Award Agreements.    Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an "award agreement"), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

  5.4
  Deferrals and Settlements.    Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

  5.5
  Consideration for Common Stock or Awards.    The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

  •
  services rendered by the recipient of such award;

    •
    cash, check payable to the order of the Corporation, or electronic funds transfer;

    •
    notice and third party payment in such manner as may be authorized by the Administrator;

    •
    the delivery of previously owned shares of Common Stock;

    •
    by a reduction in the number of shares otherwise deliverable pursuant to the award; or

    •
    subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

    In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant's ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

  5.6
  Definition of Fair Market Value.    For purposes of this Plan, "fair market value" shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) for a share of Common Stock as furnished by the New York Stock Exchange (the "Exchange") for the date in question or, if no sales of Common Stock were reported by the Exchange on that date, the closing price (in regular trading) for a share of Common Stock as furnished by the Exchange for the next preceding day on which sales of Common Stock were reported by the Exchange. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) for a share of Common Stock as furnished by the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

  5.7
  Transfer Restrictions.

    5.7.1    Limitations on Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

    5.7.2    Exceptions.    The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person's family members).

    5.7.3    Further Exceptions to Limits on Transfer.    The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

    (a)
    transfers to the Corporation (for example, in connection with the expiration or termination of the award),

    (b)
    the designation of a beneficiary to receive benefits in the event of the participant's death or, if the participant has died, transfers to or exercise by the participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

    (c)
    subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

    (d)
    if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

    (e)
    the authorization by the Administrator of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

  5.8
  International Awards.    One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.
EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1
General.    The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

  6.2
  Events Not Deemed Terminations of Service.    Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.

  6.3
  Effect of Change of Subsidiary Status.    For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person's award(s) in connection with such transaction.

7.
ADJUSTMENTS; ACCELERATION

7.1
Adjustments.    Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

    Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.

    It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

    Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

  7.2
  Corporate Transactions—Assumption and Termination of Awards.    Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); any exchange of Common Stock or other securities of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); a sale of all or substantially all the business, stock or assets of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Administrator may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or (unless the Administrator has provided for the termination of the award) the award would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days' notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

    The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

    In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and, in such circumstances, will reinstate the original terms of the award if an event giving rise to an acceleration does not occur.

    Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

  7.3
  Other Acceleration Rules.    The Administrator may override the provisions of Section 7.2 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

  7.4
  Definition of Change in Control.    With respect to a particular award granted under this Plan, a "Change in Control" shall be deemed to have occurred as of the first day, after the date of grant of the particular award, that any one or more of the following conditions shall have been satisfied:

  (a)
  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30% of either (1) the then-outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this clause (a), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

  (b)
  Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

    (c)
    Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets directly or through one or more subsidiaries (a "Parent")) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, more than 30% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 30% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

    (d)
    Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control under clause (c) above.

8.
OTHER PROVISIONS

8.1
Compliance with Laws.    This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2
No Rights to Award.    No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3
No Employment/Service Contract.    Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4
Plan Not Funded.    Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5
Tax Withholding.    Upon any exercise, vesting, or payment of any award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)
require the participant (or the participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

    (b)
    deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.

    In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

  8.6
  Effective Date, Termination and Suspension, Amendments.

    8.6.1    Effective Date.    This Plan is effective as of August 15, 2011, the date of its approval by the Board (the "Effective Date"). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

    8.6.2    Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

    8.6.3    Stockholder Approval.    To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

    8.6.4    Amendments to Awards.    Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2.

    8.6.5    Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

  8.7
  Privileges of Stock Ownership.    Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant (subject to the last sentence of Section 5.1.4). Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

  8.8
  Governing Law; Construction; Severability.

    8.8.1    Choice of Law.    This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

    8.8.2    Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

    8.8.3    Plan Construction.

      (a)
      Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

      (b)
      Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

  8.9
  Captions.    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

  8.10
  Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.    Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

  8.11
  Non-Exclusivity of Plan.    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

  8.12
  No Corporate Action Restriction.    The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

  8.13
  Other Company Benefit and Compensation Programs.    Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

  8.14
  Clawback Policy.    The awards granted under this Plan are subject to the terms of the Corporation's recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any shares of Common Stock or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date INTERNATIONAL RECTIFIER CORPORATION M38429-P16465-Z56444 INTERNATIONAL RECTIFIER CORPORATION 101 N. SEPULVEDA BLVD. EL SEGUNDO, CA 90245-4382 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain For All Withhold All For All Except 0 0 0 The Board of Directors recommends that you vote FOR the following nominees: 0 0 0 0 0 0 0 0 0 0 0 0 0 1 Year 2 Years 3 Years Abstain VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your proxy electronically up until 11:59 p.m. (Eastern time) on the night prior to the annual meeting on November 11, 2011. Have your proxy card in hand when you access the web site and follow the instructions to transmit your proxy electronically. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your proxy up until 11:59 p.m. (Eastern time) on the night prior to the annual meeting on November 11, 2011. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to International Rectifier Corporation, c/o Vote Processing, Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TICKET OF ADMISSION If you plan to attend the annual meeting in person, please bring the upper portion of this ticket with you, along with proper photo ID. 01) Richard J. Dahl 02) Dwight W. Decker 03) Rochus E. Vogt 1. Election of Directors Nominees: The Board of Directors recommends that you vote FOR Proposals 2 and 3: The Board of Directors recommends that you vote for 1 YEAR for Proposal 4: The Board of Directors recommends that you vote FOR Proposal 5: 2. Proposal to approve the International Rectifier Corporation 2011 Performance Incentive Plan. 3. Proposal to approve, by non-binding vote, the compensation of the Company's named executive officers. 4. Proposal to recommend, by non-binding vote, the frequency of future advisory votes on the Company's executive compensation program. 5. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2012. For Against Abstain Please sign exactly as your name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

M38430-P16465-Z56444 Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting: International Rectifier Corporation's 2011 Annual Report and Proxy Statement are available at http://materials.proxyvote.com. INTERNATIONAL RECTIFIER CORPORATION SUBMIT YOUR PROXY VIA THE INTERNET OR BY TELEPHONE Dear Stockholder: YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES ARE OWNED. International Rectifier Corporation encourages you to submit your proxy electronically via the Internet or by telephone, both of which are available 24 hours per day, seven days per week. If you submit your proxy by Internet or telephone, you do NOT need to mail your proxy card. • To submit your proxy electronically via the Internet, go to the Website: http://www.proxyvote.com and follow the prompts. You must use the control number printed in the box by the arrow on the reverse side of this card. • To submit your proxy by telephone, use a touch-tone telephone and call 1-800-690-6903. You must use the control number printed in the box by the arrow on the reverse side of this card. Thank you for your prompt attention to this request. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION, MARK, SIGN, AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE. TICKET OF ADMISSION INTERNATIONAL RECTIFIER CORPORATION Annual Meeting of Stockholders November 11, 2011 9:00 AM California Time This Proxy is Solicited on Behalf of the Board of Directors of the Company for the 2011 Annual Meeting of Stockholders, November 11, 2011. The Stockholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby constitute(s) and appoint(s) Oleg Khaykin and Timothy E. Bixler, and each of them, the Stockholder's true and lawful agents and proxies with full power of substitution in each, to represent the Stockholder at the 2011 Annual Meeting of Stockholders of International Rectifier Corporation to be held at the Belamar Hotel located at 3501 Sepulveda Boulevard, Manhattan Beach, California 90266 at 9:00 AM (California time) on the 11th day of November, 2011 and at any adjournment thereof, on all matters coming before said meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER(S) WHOSE SIGNATURE(S) APPEAR(S) ON THE REVERSE SIDE OF THIS PROXY CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL ON PROPOSAL 1, FOR PROPOSALS 2, 3 AND 5, AND FOR 1 YEAR ON PROPOSAL 4. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. IN THEIR DISCRETION, THE PROXIES NAMED ABOVE ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side